UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	December 31, 2008

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	December 31, 2008

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant's telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	December 31, 2008

Item 1:	Reports to Stockholders

Sit Mutual Funds

Stock Funds
Semi-Annual Report

Six Months Ended December 31, 2008

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Global Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
Six Months Ended December 31, 2008

Chairman’s Letter

Dear Fellow Shareholders:

          The historic decline in the equity market made 2008 a year to forget for investors. Despite all of the gloom, we believe that the stage is being set for at least a modest recovery in the economy – and stock prices – as 2009 progresses.

Economic Overview
          The evolving global financial crisis accelerated throughout 2008, and the recent declines in economic statistics point to the most severe contraction in U.S. Gross Domestic Product (GDP) in decades. The interconnected causes of the crisis are well-documented and include many years of easy credit, overuse of leverage, ineffective regulation and excessive risk-taking. Due to the severity and complexity of the challenges confronting the global economy, the massive global monetary and fiscal response from policymakers is unprecedented. Monetary authorities have reduced key interest rates, with the Federal Reserve cutting the federal funds rate to virtually zero, and fiscal stimulus programs have been announced for most major economies. We are hopeful that these measures will limit the severity of the global downturn and set the stage for recovery, with improvements emerging perhaps in the second half of 2009. In the near term, however, economic activity is likely to be weighed down by weak consumer spending. Employment trends are clearly depressing consumer spending. The economy lost 2.6 million jobs in 2008, as payrolls declined every month last year. While the second half of 2009 will likely show some stabilization, we still believe that U.S. GDP will contract -1.5% in 2009. A global GDP decrease of -1.0% is projected for the year. Both U.S. and global GDP grew an estimated +1.2% in 2008.
          On December 16th, the Federal Reserve slashed the federal funds rate to a target range of 0 to 0.25% from 1%. With interest rate reductions having run their course, the Fed signaled that it will use asset purchases as its primary tool to ease the credit crunch and jolt the economy out of recession. Over the next few quarters, the Fed will purchase “large quantities” of agency debt issued by Fannie Mae and Freddie Mac. They will also buy other types of mortgage-backed and asset-backed securities. Many of these policy steps appear to be gaining traction in the credit markets, with 30-year mortgage rates having fallen recently to 4.75%. This has led to a spike in refinancing activity and will perhaps help stabilize the housing market later in the year. Importantly, inflation is unlikely to be an impediment to the Fed’s desire for a sustained period of low interest rates. The December Consumer Price Index (CPI) rose just +0.1% year-over-year, continuing the trend of deceleration from several 5%-plus year-over-year increases as recently as last summer. These trends are likely to continue for the foreseeable future, as the combination of weak labor markets and falling commodity prices (particularly food and energy) will sustain lower consumer prices in the months ahead.
          In terms of fiscal policy, President Obama’s economic stimulus package, dubbed the “American Recovery and Reinvestment Plan,” will take center stage in the near-term. The plan has four major objectives: immediate action to create good jobs in America; immediate relief for struggling families; direct, immediate assistance for homeowners; and a rapid, aggressive response to the financial crisis. The initial price tag is projected to be around $800 billion, but the cost could be significantly higher by the time it is completed. The stimulus bill will materially add to the fiscal budgetary woes, which will be dramatically worse in 2009 compared to 2008. At the moment, the Congressional Budget Office (CBO) estimates that this year’s federal budget deficit will total $1.2 trillion, more than two and half times the size of last year’s shortfall ($455 billion).

Equity Strategy
          Stock prices fell dramatically toward the end of 2008 as investors began to account for the likelihood of a severe economic recession, largely driven by the ongoing credit crisis. Although the recovery will likely be drawn out, the significant action taken by policymakers around the world should provide for some stability in both the U.S. economy and equity market by the second half of 2009.
          Without question, the investment environment is challenging as 2009 begins. Virtually every sector of the economy is being impacted by the global recession and/or the credit markets, and corporate profit estimates are falling precipitously. Despite the onslaught of bad news, it is important to note that the stock market tends to anticipate economic improvements 6 to 12 months prior to the actualization of improvement. Therefore, based on our expectation for economic stabilization by the third quarter of 2009, the market may currently be in the midst of a bottoming process. Importantly, despite all of the gloom and doom, there are key elements of support for equities at current levels. First, valuations for stocks are attractive on virtually all metrics. The dividend yield for the S&P 500, for example, exceeds the yield for 10-year Treasuries for the first time in decades. Second, President-elect Obama’s stimulus plan is likely to be enacted shortly, and it should be large enough to positively impact both GDP and employment trends. Other fiscal stimulus programs are being implemented outside the U.S. Third, inflation is plummeting, resulting in falling costs for both businesses and consumers. Finally, there have been multiple signs of improvement in the credit markets in recent weeks, and mortgage rates have fallen to multi-year lows.
          From our perspective, while the market declines and related volatility in 2008 has been unsettling (to say the least), it has given us the opportunity to add to many attractive existing holdings within the Funds and make new purchases in high quality companies. Since the duration of the current economic downturn is difficult to predict, we believe an emphasis must be on companies that have both the financial strength (i.e., strong balance sheets and cash flow) to ride out the tough economy and strong business fundamentals that make them well-positioned for an eventual rebound. While the Funds remain well-diversified among sectors, we have taken steps to modestly reduce those sectors that appear most vulnerable to the global slowdown, including energy and producer manufacturing. Weightings have generally increased in areas less sensitive to economic conditions, such as health care and consumer staples.
          International markets also fell sharply in 2008, dispelling the notion that there has been a “decoupling” from the U.S. We continue to see long-term opportunities in many international markets, particularly Asia (ex-Japan), as many countries in the region have avoided the banking and residential real estate issues plaguing the developed markets. Despite increasingly attractive valuations, we remain underweighted in both Europe and Japan. Unlike the U.S, we believe the major impact from the severe global recession has yet to take hold in these regions and, perhaps, is not fully reflected in equity prices.
          The past year was a very challenging year for investors, and we expect market volatility to continue over the near term. However, we remain confident in our research staff’s ability to identify attractive long-term opportunities that will serve our shareholders well over the long term.

With best wishes,

Roger J. Sit
Chairman, President, CEO and Global CIO

Sit Mutual Funds
Six Months Ended December 31, 2008

Performance Summary and Stock Funds Market Review

          Domestic equity indices moved sharply lower over the past six months, with all of the major indices that we monitor posting greater than 20% declines during the period.
          Within the U.S., small capitalization stocks outperformed larger issues during the second half of 2008, as the Russell 2000 Index fell -26.9%, while the S&P 500 Index dropped -28.5%. The S&P MidCap 400 Index return was -33.6% over the period. Value stocks significantly outperformed growth stocks over the period, as investors preferred more conservative investments in the volatile economic and investment environment. The growth-value return differential was the greatest among smaller stocks. For example, the Russell 1000 Growth Index fell -32.3% over the past six months, while the Russell 1000 Value fell –26.9%, representing a 540 basis points differential. The difference between the Russell 2000 Growth (-32.5% for the six months) and the Russell 2000 Value (-21.2%) was a striking 1130 basis points.
          Although there was a wide range in sector performance, all groups posted negative returns over the past six months. The most “defensive” sectors of the market generally fared the best. For example, within the S&P 500 Index, sectors that outperformed the overall index over the period included consumer non-durables, health technology, communications and health services. The retail sector also outperformed, but this was almost entirely due to the relatively strong performance of Wal-Mart Stores. The sectors that underperformed the broader market over the past six months tended to be those most significantly impacted by the economy, including industrial services, non-energy minerals and process industries. The breadth of the decline in stocks was notable over the period, as 454 of the S&P 500 companies posted negative returns.
          The fundamentals driving domestic stocks lower also impacted markets outside the U.S., with most regions declining 30% or more. The broadest measure of global equity performance, the MSCI World Index, fell –34.4% over the past six months, with the Emerging Market component dropping the most, down -47.8%. The MSCI Europe fell -39.5% over the period, as returns were negatively impacted by strength in the U.S. dollar. Conversely, the Japan component declined the least (-25.7%), as the Japanese currency gained significant ground against the U.S. dollar since mid-2008.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	-15.45%
S&P 500 Index	-21.94
Lehman Aggregate Bond Index	4.58
Dividend Growth Class I(1) SDVGX	-19.13
S&P 500 Index	-21.94
Dividend Growth Class S(1) SDVSX	-19.10
S&P 500 Index	-21.94
Global Dividend Growth(2) Class I(1) GDGIX	-5.25
Global Dividend Growth(2) Class S(1) GDGSX	-5.31
Composite Index(4)	-21.11
S&P 500 Index	-21.94
MSCI EAFE Index	-19.95
Large Cap Growth SNIGX	-21.13
Russell 1000® Growth Index(5)	-22.79
Mid Cap Growth(5) NBNGX	-26.99
Russell Midcap® Growth Index(6)	-27.36
International Growth(2) SNGRX	-23.52
MSCI EAFE Growth Index(8)	-20.10
Small Cap Growth(5) SSMGX	-26.22
Russell 2000® Growth Index(9)	-27.45
Developing Markets Growth(2) SDMGX	-30.73
MSCI Emerging Markets Index(9)	-27.94

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)

The Fund offers its shares in two classes: Class I shares and Class S shares. The annual returns shown for the Class I shares are substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Returns differ only to the extent that the 12b-1 distribution fee (0.25%) that is charged to Class S shares.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception		Inception Date
-22.54%	-26.88%	-4.47%	0.47%	-0.11%	5.11%		12/31/93
-28.48	-37.00	-8.36	-2.19	-1.38	6.45
4.07	5.24	5.51	4.65	5.63	6.17
-24.99	-29.60	-2.04	2.67	—	2.67		12/31/03
-28.48	-37.00	-8.36	-2.19	—	-2.19
-25.08	-29.77	—	—	—	-4.55		3/31/06
-28.48	-37.00	—	—	—	-10.42
—	—	—	—	—	-5.25	(3)	9/30/08
—	—	—	—	—	-5.31	(3)	9/30/08
—	—	—	—	—	-21.11	(3)
—	—	—	—	—	-21.94	(3)
—	—	—	—	—	-19.95	(3)
-30.18	-34.10	-6.25	0.37	-2.93	8.99		9/2/82
-32.31	-38.44	-9.11	-3.42	-4.27	9.42
-40.62	-45.34	-10.71	-0.81	-0.56	10.72		9/2/82
-40.26	-44.32	-11.78	-2.33	-0.19	—
-40.11	-44.99	-8.95	-0.45	-4.19	2.42		11/1/91
-37.62	-42.70	-6.54	1.43	-1.30	2.21
-37.23	-42.96	-9.48	-1.25	4.03	8.29		7/1/94
-32.51	-38.54	-9.32	-2.35	-0.76	3.63
-49.59	-55.26	-6.08	5.25	5.61	2.09		7/1/94
-47.84	-54.48	-7.07	5.07	6.61	1.17

(2)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(3)	Period from Fund inception (9/30/08) thorough current month-end. Not annualized.
(4)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.
(5)	Figures assume an inception date of 9/2/82.
(6)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(7)	Russell Midcap Growth® Index inception 12/31/85.
(8)	Figures assume an inception date of 10/31/91.
(9)	Figures assume an inception date of 6/30/94.

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1997	1998	1999	2000
Balanced	21.73%	21.30%	20.15%	-4.80%
S&P 500 Index	33.36	28.58	21.04	-9.11
Lehman Aggregate Bond Index	9.65	8.69	-0.82	11.63

Dividend Growth Class I	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S	—	—	—	—
S&P 500 Index	—	—	—	—

Global Dividend Growth Class I(1)	—	—	—	—
Global Dividend Growth Class S(1)	—	—	—	—
Composite Index(3)	—	—	—	—
S&P 500 Index	—	—	—	—
MSCI EAFE Index	—	—	—	—

Large Cap Growth(4)	31.70	30.56	33.41	-13.84
Russell 1000® Growth Index	30.48	38.72	33.16	-22.43

Mid Cap Growth(5) (6)	17.70	6.84	70.65	-4.35
Russell Midcap® Growth Index	22.54	17.87	51.29	-11.75

International Growth(1)	4.81	18.95	50.77	-26.66
MSCI EAFE Growth Index	2.11	22.21	29.46	-24.51

Small Cap Growth(5)	7.63	1.97	108.63	6.25
Russell 2000® Growth Index	12.94	1.24	43.10	-22.44

Developing Markets Growth(1)	-5.20	-24.93	82.50	-30.18
MSCI Emerging Markets Index	-13.40	-27.52	63.70	-31.80

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(2)	Due to the Fund’s inception date of 9/30/08, the 2008 calendar year returns for the Sit Global Dividend Growth Fund and its benchmarks reflect performance since 9/30/08.
(3)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.

	2001	2002	2003	2004	2005	2006	2007	2008
Balanced	-12.99%	-18.59%	19.20%	9.22%	7.51%	7.88%	10.52%	-26.88%
S&P 500 Index	-11.88	-22.10	28.68	10.88	4.91	15.80	5.50	-37.00
Lehman Aggregate Bond Index	8.44	10.25	4.10	4.34	2.43	4.33	6.97	5.24

Dividend Growth Class I	—	—	—	10.91	9.41	18.29	12.89	-29.60
S&P 500 Index	—	—	—	10.88	4.91	15.80	5.50	-37.00

Dividend Growth Class S	—	—	—	—	—	11.25	12.56	-29.77
S&P 500 Index	—	—	—	—	—	11.11	5.50	-37.00

Global Dividend Growth Class I(1)	—	—	—	—	—	—	—	-5.25	(2)
Global Dividend Growth Class S(1)	—	—	—	—	—	—	—	-5.31	(2)
Composite Index(3)	—	—	—	—	—	—	—	-21.11	(2)
S&P 500 Index	—	—	—	—	—	—	—	-21.94	(2)
MSCI EAFE Index	—	—	—	—	—	—	—	-19.95	(2)

Large Cap Growth(4)	-27.70	-30.58	26.34	12.79	9.59	9.54	14.14	-34.10
Russell 1000® Growth Index	-20.42	-27.89	29.76	6.30	5.27	9.08	11.81	-38.44

Mid Cap Growth(5) (6)	-33.39	-34.64	38.51	17.02	15.27	9.56	18.87	-45.34
Russell Midcap® Growth Index	-20.15	-27.41	42.71	15.48	12.10	10.65	11.44	-44.32

International Growth(1)	-33.26	-29.84	28.70	12.97	14.67	18.19	16.08	-44.99
MSCI EAFE Growth Index	-24.58	-16.02	31.99	16.12	13.28	22.33	16.45	-42.70

Small Cap Growth(5)	-28.19	-26.22	34.57	6.79	18.52	7.99	20.43	-42.96
Russell 2000® Growth Index	-9.24	-30.27	48.53	14.31	4.15	13.34	7.05	-38.54

Developing Markets Growth(1)	-12.01	-18.37	45.96	16.54	33.77	31.59	40.72	-55.26
MSCI Emerging Markets Index	-4.91	-7.97	51.59	22.45	30.31	29.18	36.48	-54.48

(4)	Pursuant to a Plan of Reorganization on 7/14/00, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(5)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(6)

Pursuant to a Plan of Reorganization on 10/26/07, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2008

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2008. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	-26.9%	0.5%	-0.1%
Return After Taxes on Distributions	-27.5%	-0.1%	-1.0%
Return After Taxes on Distributions and Sale of Fund Shares	-23.0%	0.2%	-0.5%
Lehman Aggregate Bond Index	5.2%	4.7%	5.6%
S&P 500 Index	-37.0%	-2.2%	-1.4%

Sit Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	-29.6%	n/a	2.7%
Return After Taxes on Distributions	-30.3%	n/a	2.0%
Return After Taxes on Distributions and Sale of Fund Shares	-25.1%	n/a	2.3%
S&P 500 Index	-37.0%	n/a	-2.2%
           *Inception date 12/31/03

Sit Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*
Return Before Taxes	-29.8%	n/a	-4.6%
Return After Taxes on Distributions	-30.4%	n/a	-5.5%
Return After Taxes on Distributions and Sale of Fund Shares	-25.3%	n/a	-3.8%
S&P 500 Index	-37.0%	n/a	-10.4%
           *Inception date 3/31/06

Sit Global Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	n/a	n/a	n/a
Return After Taxes on Distributions	n/a	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a
MSCI EAFE Growth Index	n/a	n/a	n/a
Composite Index (60% S&P 500 Index, 40% MSCI EAFE Growth Index)	n/a	n/a	n/a
           *Inception date 9/30/08

Sit Global Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*
Return Before Taxes	n/a	n/a	n/a
Return After Taxes on Distributions	n/a	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a
MSCI EAFE Growth Index	n/a	n/a	n/a
Composite Index (60% S&P 500 Index, 40% MSCI EAFE Growth Index)	n/a	n/a	n/a
           *Inception date 9/30/08

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-34.1%	0.4%	-2.9%
Return After Taxes on Distributions	-34.2%	0.3%	-3.3%
Return After Taxes on Distributions and Sale of Fund Shares	-29.0%	0.3%	-2.4%
Russell 1000® Growth Index	-38.4%	-3.4%	-4.3%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-45.3%	-0.8%	-0.6%
Return After Taxes on Distributions	-45.4%	-0.9%	-1.2%
Return After Taxes on Distributions and Sale of Fund Shares	-38.5%	-0.6%	-0.4%
Russell Mid Cap® Growth Index	-44.3%	-2.3%	-0.2%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-45.0%	-0.5%	-4.2%
Return After Taxes on Distributions	-45.1%	-0.6%	-4.5%
Return After Taxes on Distributions and Sale of Fund Shares	-38.3%	-0.4%	-3.4%
MSCI EAFE Growth Index	-42.7%	1.4%	-1.3%

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2008 (continued)

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-43.0%	-1.3%	4.0%
Return After Taxes on Distributions	-43.0%	-1.3%	4.0%
Return After Taxes on Distributions and Sale of Fund Shares	-36.5%	-1.1%	3.5%
Russell 2000® Growth Index	-38.5%	-2.4%	-0.8%

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-55.3%	5.3%	5.6%
Return After Taxes on Distributions	-55.7%	5.0%	5.5%
Return After Taxes on Distributions and Sale of Fund Shares	-47.0%	4.6%	4.9%
MSCI Emerging Markets Index	-54.5%	5.1%	6.6%

This page has been left blank intentionally.

Sit Balanced Fund
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Bryce A. Doty, and John M. Bernstein

          The Sit Balanced Fund’s six-month total return was -22.54%, as the S&P 500 Index fell –28.48% over the period and the Lehman Aggregate Bond Index rose +4.07%. The Lipper Balanced Fund Index declined -21.21%.
          The financial crisis, which began with the housing and subprime lending problems, has rapidly snowballed into a global event with widespread ramifications. The failure of large financial institutions (most notably, Lehman Brothers and the government sponsored enterprises Fannie Mae and Freddie Mac) has understandably shaken investor confidence in the entire financial system, and corporate profits have plunged as credit markets seized up. While the complexity of the current crisis makes predicting its path and duration a daunting task, we are confident that a combination of fiscal policy, monetary policy and simply the passage of time will lead to a better environment down the road. We are also confident in our investment strategy of investing in companies with good long-term business fundamentals, strong balance sheets and battle-tested management teams.
          The fixed-income portion of the Fund lagged the Lehman Aggregate Bond Index during the second half of the year, largely due to the Fund’s underweighted position in U.S. Treasuries, which dramatically outperformed all other sectors. The financial crisis, which was exacerbated by the Lehman bankruptcy in September, has created dislocations in many sectors and securities, despite their relatively stable outlooks. We believe this has created attractive total return opportunities for investors. While giving full recognition to the difficult economic and credit outlook and liquidity risks in the marketplace, we see opportunities in many fixed-income segments, including agency mortgages, “new issue” corporate bonds and short maturity asset-backed securities. In short, we believe many fixed-income segments are currently attractive and offer superior risk/ reward potential relative to U.S. Treasuries.
          Due to the severity of the equity market decline, the stock/fixed-income allocation has changed over the last several months. As of December 31st, the asset allocation of the Fund was 54% equities (down from 62% at the end of June), 40% fixed-income (up from 35%) and 6% cash (up from 3%). We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$12.32 Per Share
6/30/08:	$16.32 Per Share

Total Net Assets:	$9.9 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

3 Month**	-15.45%	-21.94%	4.58%
6 Month**	-22.54	-28.48	4.07
1 Year	-26.88	-37.00	5.24
5 Year	0.47	-2.19	4.65
10 Year	-0.11	-1.38	5.63
Inception	5.11	6.45	6.17
(12/31/93)

CUMULATIVE TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

1 Year	-26.88%	-37.00%	5.24%
5 Year	2.37	-10.48	25.52
10 Year	-1.14	-13.00	72.97
Inception	111.33	155.68	145.72
(12/31/93)

*As of 12/31/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have declined to $9,886 in the Fund, $8,700 in the S&P 500 Index or grown to $17,297 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	Genentech, Inc.
	2.	McDonald’s Corp.
	3.	Pepsico, Inc.
	4.	Verizon Communications, Inc.
	5.	Celgene Corp.
Bonds	1.	Bank of America, 1.70%, 12/23/10
	2.	MBIA Insurance Co., 14.00%, 1/15/33
	3.	American Strategic, Inc. Portfolio II
	4.	U.S. Treasury Strip, 8/15/20
	5.	JP Morgan Chase & Co., 6.40%, 5/15/38
Total Number of Holdings: 177

Sit Balanced Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity/Par($)Name of Issuer		Market Value ($)(1)

Common Stocks (54.0%) (2)

Communications (2.3%)
1,100	AT&T, Inc.	31,350
1,900	Rogers Communications, Inc.	57,152
4,000	Verizon Communications, Inc.	135,600
		224,102
Consumer Durables (0.2%)
2,200	Activision, Inc. (3)	19,008

Consumer Non-Durables (6.1%)
2,700	Coca-Cola Company	122,229
1,300	Colgate-Palmolive Co.	89,102
700	NIKE, Inc.	35,700
2,600	PepsiCo, Inc.	142,402
1,600	Philip Morris International, Inc.	69,616
2,000	The Procter & Gamble Co.	123,640
300	VF Corp.	16,431
		599,120
Consumer Services (2.8%)
2,100	Comcast Corp.	35,448
2,400	McDonald’s Corp.	149,256
3,000	News Corp.	27,270
1,300	Visa, Inc.	68,185
		280,159
Electronic Technology (6.6%)
1,400	Analog Devices, Inc.	26,628
525	Apple Computer, Inc. (3)	44,809
4,500	Applied Materials, Inc.	45,585
1,900	Broadcom Corp. (3)	32,243
6,700	Cisco Systems, Inc. (3)	109,210
2,000	Corning, Inc.	19,060
4,000	EMC Corp. (3)	41,880
6,700	Intel Corp.	98,222
1,525	IBM Corp.	128,344
3,000	Qualcomm, Inc.	107,490
		653,471
Energy Minerals (4.8%)
600	Exxon Mobil Corp.	47,898
1,000	Murphy Oil Corp.	44,350
2,000	Occidental Petroleum Corp.	119,980
3,500	Southwestern Energy Co. (3)	101,395
800	Suncor Energy, Inc.	15,600
1,500	Ultra Petroleum Corp. (3)	51,765
900	Valero Energy Corp.	19,476
2,116	XTO Energy, Inc.	74,631
		475,095

Quantity/Par($)Name of Issuer		Market Value ($)(1)

Finance (4.5%)
800	Aon Corp.	36,544
2,100	Bank of New York Mellon Financial Corp.	59,493
75	Chicago Mercantile Exchange Holdings Inc.	15,608
2,166	Citigroup, Inc.	14,534
700	Franklin Resources, Inc.	44,646
325	Goldman Sachs Group, Inc.	27,427
2,100	JPMorgan Chase & Co.	66,213
750	MetLife, Inc.	26,145
600	PartnerRe, Ltd.	42,762
1,000	The Travelers Companies, Inc.	45,200
1,000	U.S. Bancorp	25,010
1,600	Wells Fargo & Co.	47,168
		450,750
Health Services (1.2%)
600	McKesson Corp.	23,238
1,200	Medco Health Solutions, Inc. (3)	50,292
1,700	UnitedHealth Group, Inc.	45,220
		118,750
Health Technology (8.9%)
1,500	Abbott Laboratories	80,055
600	Allergan, Inc.	24,192
950	Baxter International, Inc.	50,910
2,400	Celgene Corp. (3)	132,672
300	C.R. Bard, Inc.	25,278
2,300	Genentech, Inc. (3)	190,693
1,500	Genzyme Corp. (3)	99,555
2,200	Gilead Sciences, Inc. (3)	112,508
200	Intuitive Surgical, Inc. (3)	25,398
700	Johnson & Johnson	41,881
1,100	Medtronic, Inc.	34,562
1,700	Thermo Fisher Scientific, Inc.	57,919
		875,623
Industrial Services (1.6%)
1,000	Noble Corp.	22,060
2,000	Schlumberger, Ltd.	84,660
1,150	Transocean, Inc. (3)	54,337
		161,057
Non-Energy Minerals (0.2%)
650	Allegheny Technologies, Inc.	16,595

Process Industries (2.1%)
1,150	Air Products and Chemicals, Inc.	57,811
1,000	Ecolab, Inc.	35,150
1,700	Monsanto Co.	119,595
		212,556

Quantity/Par($)Name of Issuer		Market Value ($)(1)

Producer Manufacturing (4.5%)
2,900	ABB, Ltd.	43,529
1,400	Deere & Co.	53,648
1,300	Emerson Electric Co.	47,593
650	General Dynamics Corp.	37,434
4,200	General Electric Co.	68,040
700	ITT Industries, Inc.	32,193
800	Lockheed Martin Corp.	67,264
1,000	The Boeing Co.	42,670
900	United Technologies Corp.	48,240
		440,611
Retail Trade (2.3%)
3,700	CVS/Caremark Corp.	106,338
1,600	Target Corp.	55,248
1,200	Wal-Mart Stores, Inc.	67,272
		228,858
Technology Services (4.0%)
2,200	Accenture Ltd.	72,138
2,000	Adobe Systems, Inc. (3)	42,580
250	Google, Inc. (3)	76,913
3,500	Microsoft Corp.	68,040
6,300	Oracle Corporation	111,699
1,500	Western Union Co.	21,510
		392,880
Transportation (0.9%)
1,100	Union Pacific Corp.	52,580
625	United Parcel Service, Inc.	34,475
		87,055
Utilities (1.0%)
500	Southern Co.	18,500
2,000	Equitable Resources, Inc.	67,100
300	Wisconsin Energy Corp.	12,594
		98,194

Total common stocks		5,333,884
(cost: $5,842,122)

Bonds (36.7%) (2)

Asset-Backed Securities (6.6%)
	Countrywide Home Loans:
100,000	2006-S6 A3, 5.66%, 3/25/34 (6)	42,693
25,000	2006-S6 A4, 5.80%, 3/25/34 (6)	5,918
97,501	2006-S8 A2, 5.39%, 4/25/36 (6)	47,997
80,347	2006-S9 A1, 5.45%, 8/25/36 (6)	57,778
73,666	2006-S9 A6, 5.59%, 8/25/36 (6)	27,856
7,871	2006-S10 A1, 5.43%, 10/25/36 (6)	6,409
	GMAC Mortgage Corporation Loan Trust:
190,000	2007-HE2 A4, 6.42%, 7/25/37 (6)	26,399

Quantity/Par($)Name of Issuer		Market Value ($)(1)

75,000	2007-HE2 A5, 6.55%, 7/25/37 (6)	10,002
25,000	2006-A4, 6.09%, 10/25/36 (6)	4,075
	Green Tree Financial Corp:
24,333	1997-1 A6, 7.29%, 3/15/28 (6)	20,152
26,612	1997-6 A10, 6.87%, 1/15/29 (6)	21,338
27,001	Indymac Mfg. Housing,
	1998-2 A2, 6.17%, 12/25/11 (6)	21,962
	Origen Mfg. Housing:
23,947	2001-A A5, 7.08%, 3/15/32 (6)	24,439
16,098	2002-A A3, 6.17%, 5/15/23 (6)	15,871
	Residential Funding:
40,000	2003-HI2 A6, 4.76%, 7/25/28 (6)	39,307
100,000	2006-HSA2 AI2, 5.50%, 3/25/36 (6)	71,308
75,000	2006-HSA1 A4, 5.49%, 11/25/35 (6)	12,468
50,000	2007-HI1 A3, 5.72%, 3/25/37 (6)	37,514
75,000	2007-HSA2 A3, 5.75%, 12/25/25 (6)	47,893
40,000	2006-HI2 A4, 6.20%, 2/25/36 (6)	9,550
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35 (6)	26,299
75,000	Volkswagen Auto Loan Enhanced Trust,
	2008-2 A3A, 5.47%, 3/20/13	73,777
		651,005
Collateralized Mortgage Obligations (7.8%)
	Bank of America Funding Corp:
48,846	2003-2 1A1, 6.50%, 6/25/32 (6)	46,816
37,781	2005-5 A11, 5.50%, 9/25/35 (6)	25,502
50,000	2006-7 A12, 6.00%, 9/25/36 (6)	43,204
	Countrywide Alternative Loan Trust:
6,559	2005-53T2 2A1, 6.00%, 11/25/35 (6)	4,421
120,000	2005-24 A36, 5.50%, 11/25/35 (6)	81,363
	Federal National Mtg. Association:
22,736	5.50%, 5/25/25	23,363
30,117	4.00%, 5/25/33	30,264
100,000	5.50%, 4/25/35	101,281
33,665	7.00%, 2/25/44	35,170
29,971	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35 (6)	24,114
75,000	JPALT 2006-S3, 6.12%, 8/25/36 (6)	49,446
39,415	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18 (6)	39,787
	Residential Funding Mtg. Securities:
44,477	2005-S6 A2, 5.25%, 8/25/35 (6)	29,590
95,468	2006-S3 A8, 5.50%, 03/25/36 (6)	41,869
91,809	Vendee Mtg. Tr., 2008-1 B, 8.21%, 3/15/25	99,612
28,116	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18 (6)	28,107
75,000	Wells Fargo Mortgage Backed Securities
	2002-S8, 6.00%, 10/25/36 (6)	60,613
		764,522

See accompanying notes to portfolios of investments on page 46.

15

Sit Balanced Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Corporate Bonds (8.7%)
61,820	America West Airlines, 7.93%, 1/2/19 (6)	48,219
25,000	Bank of NY Mellon MTN, 4.95%, 11/1/12 (6)	25,382
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26 (6)	50,104
100,000	Continental Airlines, Inc., 6.56%, 2/15/12 (6)	80,000
50,000	JPM Chase Capital, 6.80%, 10/1/37 (6)	46,069
100,000	JP Morgan Chase & Co., 6.40%, 5/15/38 (6)	118,296
300,000	MBIA Insurance Co., 14.00%, 1/15/33 (6)	153,000
35,000	MBNA Bank, 6.63%, 6/15/12 (6)	35,314
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28 (6)	53,452
91,524	Procter & Gamble ESOP, 9.36%, 1/1/21 (6)	113,533
50,000	Prudential Financial, 7.77%, 8/10/18 (6)	25,062
65,000	Susa Partnership (GE), 7.45%, 7/1/18 (6)	67,298
50,000	Western Financial, 9.625%, 5/15/12 (6)	49,261

		864,990

Federal Home Loan Mortgage Corporation (2.8%)
78,633	7.00%, 7/1/32	81,640
75,895	7.00%, 5/1/34	78,797
36,494	8.00%, 9/1/15	38,824
27,108	8.38%, 5/17/20	28,699
13,918	8.50%, 7/1/18	14,847
27,569	8.50%, 10/1/30	29,476

		272,283

Federal National Mortgage Association (3.6%)
44,708	7.00%, 5/1/32	46,866
79,953	7.15%, 10/1/30	84,211
15,737	7.50%, 6/1/32	16,732
56,588	7.50%, 4/1/33	59,393
15,802	8.00%, 12/1/27	16,729
54,599	8.00%, 2/1/31	57,992
28,859	8.47%, 4/15/26	31,007
14,660	9.50%, 5/1/27	16,254
6,590	9.75%, 1/1/13	7,243
5,475	10.25%, 6/15/13	6,104
11,923	11.00%, 12/1/12	13,298

		355,829

Government National Mortgage Association (2.5%)
45,083	7.00%, 12/15/24	48,061
94,270	8.00%, 7/15/24	100,621
78,238	8.375%, 3/15/31	84,152
1,335	9.00%, 6/15/11	1,431
210	9.00%, 6/15/09	215
6,253	9.00%, 11/15/16	6,684
905	9.50%, 5/20/16	979
1,409	9.50%, 9/20/18	1,525
470	11.25%, 10/15/11	524

		244,192

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Taxable Municipal Securities (0.8%)
100,000	Academica School, 8.00%, 8/15/24 (6)	77,470
2,000	Bernalillo Multifamily, Series 1998A, 7.50%, 9/20/20 (6)	2,101

		79,571

U.S. Government / Federal Agency Securities (3.9%)
200,000	Bank of America, 1.70%, 12/23/10	200,593
	U.S. Treasury Strips, Zero Coupon:
200,000	4.74% effective yield, 8/15/20	136,327
100,000	5.02% effective yield, 5/15/30	52,057

		388,977

Total bonds		3,621,369

(cost: $4,504,012)

Closed-End Mutual Funds (3.4%) (2)
6,309	American Select Portfolio	59,872
6,703	American Strategic, Inc. Portfolio	58,316
16,970	American Strategic, Inc. Portfolio II	143,397
8,409	American Strategic, Inc. Portfolio III	72,317

Total closed-end mutual funds		333,902

(cost: $426,288)

Short-Term Securities (5.3%) (2)
526,000	Sit Money Market Fund, 0.34% (4)	526,000

(cost: $526,000)

Total investments in securities		$9,815,155

(cost: $11,298,422) (5)

See accompanying notes to portfolios of investments on page 46.

This page has been left blank intentionally.

Sit Dividend Growth Fund - Class I and Class S
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Michael J. Stellmacher

          The Sit Dividend Growth Fund Class I posted a -24.99% total return for the last six months of 2008, compared to the -28.48% return for the S&P 500 Index. Since the Fund’s inception on 12/31/03, the Fund has generated an annualized return of +2.67%, compared to -2.19% for the S&P 500 Index.
          There was no place to hide for equity investors in recent months, as the problems that began in the credit sector began to directly impact the economy and corporate earnings prospects. While dividend-paying strategies, in general, often offer relative safety in volatile markets, the economic shock and severity of the market decline impacted virtually every sector of the market. Importantly, however, despite deteriorating earnings prospects throughout the year, the median dividend increase for companies held in the Fund was almost +12%. While the rate will undoubtedly slow in 2009, the increase in dividend income is reassuring and we believe reflects the financial strength and consistency we emphasize in individual investments. Importantly, this financial strength will help companies in the Fund both fight through the current recession and finance growth opportunities as improving economic conditions emerge (perhaps during the second half of 2009).
          While the Fund’s negative absolute six-month return was disappointing, it is worth noting that performance relative to the S&P 500 was quite strong. Stock selection in the beleaguered financial sector was a key factor, along with strong relative performance from holdings in the electronic technology and communications sectors. Within the finance sector, strong returns from several insurance holdings, including Travelers, Validus Holdings, AON and HCC Insurance, were a key driver of performance. The Fund’s holdings in the energy minerals, health technology and utilities sectors detracted from performance over the period. In terms of individual stocks, Eagle Bulk Shipping, MarkWest Energy Partners, Southern Copper and Halliburton were among the worst performers over the period. We continue to believe that, despite the stock market downturn in recent months, dividend-paying growth stocks remain attractive and will reward investors as market conditions improve.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

12/31/08:	$9.24 Per Share	$9.23 Per Share

6/30/08:	$13.11 Per Share	$13.08 Per Share

Total Net Assets	$27.3 Million	$6.2 Million

Weighted Average Market Cap: $53.7 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)

3 Month**	-19.13%	-21.94%	-19.10%	-21.94%
6 Month**	-24.99	-28.48	-25.08	-28.48
1 Year	-29.60	-37.00	-29.77	-37.00
3 Year	-2.04	-8.36	n/a	n/a
5 Year	2.67	-2.19	n/a	n/a
Inception***	2.67	-2.19	-4.55	-10.42

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)

1 Year	-29.60%	-37.00%	-29.77%	-37.00%
3 Year	-5.99	-23.04	n/a	n/a
5 Year	14.08	-10.48	n/a	n/a
Inception***	14.08	-10.48	-12.06	-26.15

*As of 12/31/08

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03; Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 12/31/08 would have grown to $11,408 in the Fund or declined to $8,952 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Verizon Communications, Inc.
2.	Johnson & Johnson, Inc.
3.	Procter & Gamble Co.
4.	Chevron Corp.
5.	Occidental Petroleum Corp.
6.	Microsoft Corp.
7.	Intl Business Machines Corp.
8.	Total SA
9.	Colgate-Palmolive Co.
10.	PartnerRe Ltd.
Total Number of Holdings: 97

Sit Dividend Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (99.1%) (2)

Communications (4.8%)
11,200	Rogers Communications, Inc.	336,896
3,800	Telefonica S.A.	256,082
30,200	Verizon Communications, Inc.	1,023,780
		1,616,758
Consumer Durables (0.7%)
14,300	Mattel, Inc.	228,800

Consumer Non-Durables (13.3%)
9,500	Colgate-Palmolive Co.	651,130
9,100	Diageo p.l.c.	516,334
8,600	General Mills, Inc.	522,450
7,600	Kimberly-Clark Corp.	400,824
5,100	NIKE, Inc.	260,100
11,100	PepsiCo, Inc.	607,947
12,400	Philip Morris International, Inc.	539,524
15,600	Procter & Gamble Co.	964,392
		4,462,701
Consumer Services (2.4%) (2)
8,300	McDonald’s Corp.	516,177
28,600	Pearson, A.D.R.	272,844
		789,021
Electronic Technology (7.7%)
11,500	Analog Devices, Inc.	218,730
28,100	Applied Materials, Inc.	284,653
41,200	Intel Corp.	603,992
8,200	International Business Machines Corp.	690,112
14,800	Qualcomm, Inc.	530,284
13,600	Xilinx, Inc.	242,352
		2,570,123
Energy Minerals (10.2%)
19,350	Atlas Energy Resources, LLC	247,099
11,100	Chevron Corp.	821,067
18,400	Marathon Oil Corp.	503,424
13,000	Occidental Petroleum Corp.	779,870
5,200	Sasol, A.D.R.	157,716
11,900	Total S.A.	658,070
7,475	XTO Energy, Inc.	263,643
		3,430,889
Finance (18.8%)
10,000	ACE, Ltd.	529,200
10,300	AllianceBernstein Holding, LP	214,137
6,600	Aon Corp.	301,488

Quantity Name of Issuer		Market Value ($)(1)

14,500	Apollo Investment Corp.	134,995
11,600	Aspen Insurance Holdings, Ltd.	281,300
8,600	Bank of New York Mellon Corp.	243,638
24,600	Citigroup, Inc.	165,066
3,800	Franklin Resources, Inc.	242,364
11,400	HCC Insurance Holdings, Inc.	304,950
14,900	Invesco, Ltd.	215,156
10,950	J.P. Morgan Chase & Co.	345,254
5,400	Marsh & McLennan Companies, Inc.	131,058
7,100	MetLife, Inc.	247,506
19,500	New York Community Bancorp, Inc.	233,220
9,100	PartnerRe, Ltd.	648,557
11,400	TCF Financial Corp.	155,724
8,400	The Travelers Companies, Inc.	379,680
16,400	U.S. Bancorp	410,164
14,100	Validus Holdings, Ltd.	368,856
18,400	Wells Fargo & Co.	542,432
6,600	Zenith National Insurance Corp.	208,362
		6,303,107
Health Services (3.0%)
7,800	McKesson Corp.	302,094
4,500	Owens & Minor, Inc.	169,425
10,500	Pharmaceutical Product Dev., Inc.	304,605
5,300	Quality Systems, Inc.	231,186
		1,007,310
Health Technology (12.1%)
11,800	Abbott Laboratories	629,766
8,600	Baxter International, Inc.	460,874
9,200	Becton, Dickinson & Co.	629,188
3,200	C.R. Bard, Inc.	269,632
6,750	Eli Lilly and Co.	271,822
16,400	Johnson & Johnson, Inc.	981,212
11,100	Medtronic, Inc.	348,762
6,000	Novartis AG, A.D.R.	298,560
12,700	PerkinElmer, Inc.	176,657
		4,066,473
Industrial Services (2.0%)
5,200	Diamond Offshore Drilling, Inc.	306,488
11,700	Halliburton Co.	212,706
4,300	Lufkin Industries, Inc.	148,350
		667,544

Quantity Name of Issuer		Market Value ($)(1)

Non-Energy Minerals (0.9%)
5,000	BHP Billiton, Ltd.	214,500
1,800	Nucor Corp.	83,160
		297,660
Process Industries (0.5%)
3,400	CF Industries Holdings, Inc.	167,144
Producer Manufacturing (8.1%)
21,500	ABB, Ltd., A.D.R.	322,715
11,700	Deere & Co.	448,344
6,900	Emerson Electric Co.	252,609
3,400	General Dynamics Corp.	195,806
30,400	General Electric Co.	492,480
4,500	Lockheed Martin Corp.	378,360
5,300	Teleflex, Inc.	265,530
7,100	United Technologies Corp.	380,560
		2,736,404
Retail Trade (3.0%)
7,600	Best Buy Co., Inc.	213,636
10,300	The Cato Corp.	155,530
3,200	Costco Wholesale Corp.	168,000
7,800	Target Corp.	269,334
10,400	TJX Co	213,928
		1,020,428
Technology Services (4.2%)
11,100	Accenture, Ltd.	363,969
4,200	Automatic Data Processing, Inc.	165,228
37,600	Microsoft Corp.	730,944
7,022	Syntel, Inc.	162,349
		1,422,490
Transportation (3.6%)
3,900	C.H. Robinson Worldwide	214,617
7,800	Expeditors Intl. of Washington, Inc.	259,506
10,100	Union Pacific Corp.	482,780
4,350	United Parcel Service, Inc.	239,946
		1,196,849

Quantity Name of Issuer		Market Value ($)(1)

Utilities (3.8%)
11,000	Energy Transfer Equity, LP	178,310
8,700	Equitable Resources, Inc.	291,885
7,000	Exelon Corp.	389,270
10,700	Holly Energy Partners	228,445
9,100	MarkWest Energy Partners, LP	72,618
2,800	Wisconsin Energy Corp.	117,544
		1,278,072

Total common stocks (cost: $41,657,912)		33,261,773

Convertible Bonds (0.3%) (2)
375,000	Flotek Industries, 5.25%, 2/15/28	94,219

(cost: $375,557)

Closed-End Mutual Funds (0.7%) (2)
14,650	Kayne Anderson MLP Invest. Co.	238,795

(cost: $339,053)

Short-Term Securities (0.0%) (2)
1,000	Sit Money Market Fund, 0.34% (4)	1,000

(cost: $1,000)

Total investments in securities (cost: $42,373,522) (5)		$33,595,787

See accompanying notes to portfolios of investments on page 46.

Sit Global Dividend Growth Fund - Class I and Class S
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Raymond E. Sit, Michael J. Stellmacher, Tasha M. Murdoff

          The Sit Global Dividend Growth Fund Class I posted a -5.25% total return for the last three months of 2008, outperforming the -21.11% return for the Composite Index. The Fund began on September 30, 2008, a tumultuous time in the global equity market.

           Easy money, high leverage, property depreciation, creative financing, poor oversight, greed, loss of confidence, and tight credit caused the seizure of global financial markets and the current global economic contraction environment. Even though the global equity market downturn reversed during the month of December, it couldn’t offset the negative downdraft during the preceding two months. While dividend-paying strategies, in general, often offer relative safety in volatile markets, the economic shock and severity of the global equity market decline impacted virtually every sector of the market. Despite deteriorating earnings prospects, the dividend yield of the Fund remains in excess of 4.0%. While the rate of dividend increases will undoubtedly slow in 2009, the increase in dividend income is reassuring and we believe reflects the financial strength and consistency we emphasize in individual investments. Importantly, this financial strength will help companies in the Fund both fight through the current recession and finance growth opportunities as improving economic conditions emerge.
          While the Fund’s negative absolute three-month return was disappointing, it is worth noting that performance relative to the Composite Index was quite strong. Strong stock selection in the volatile financial sector was a major contributor, along with strong relative performance from holdings in the electronic technology, producer manufacturing, and communication sectors. Within the finance sector, strong returns from several holdings, including Validus Holdings, Kayne Anderson MLP, MetLife, and AXA contributed positively to performance. The Fund’s holdings in the utilities, energy minerals and retail sectors detracted from performance over the period. In terms of individual stocks, Schlumberger, Rio Tinto, MarkWest Energy Partners, and Lincoln National were among the worst performers over the period.
          We continue to believe that, despite the global stock market downturn in recent months, dividend-paying growth stocks remain attractive and will reward investors as market conditions improve.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

12/31/08:	$9.44 Per Share	$9.44 Per Share

9/30/08:	$10.00 Per Share	$10.00 Per Share

Total Net Assets	$1.3 Million	$0.7 Million

Weighted Average Market Cap: $53.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	3 Month **	6 Month **	Since Inception ** (9/30/08)

Class I	-5.25%	n/a	-5.25%
Class S	-5.31%	n/a	-5.31%
Composite Index(1)	-21.11%	n/a	-21.11%
S&P 500 Index(2)	-21.94%	n/a	-21.94%
MSCI EAFE Index(3)	-19.95%	n/a	-19.95%

CUMULATIVE TOTAL RETURNS*

	3 Month **	6 Month **	Since Inception ** (9/30/08)

Class I	-5.25%	n/a	-5.25%
Class S	-5.31%	n/a	-5.31%
Composite Index(1)	-21.11%	n/a	-21.11%
S&P 500 Index(2)	-21.94%	n/a	-21.94%
MSCI EAFE Index(3)	-19.95%	n/a	-19.95%
*As of 12/31/08.
**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.
(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(3)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index currently comprises 21 developed market country indices.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/30/08) and held until 12/31/08 would have declined to $9,475 in the Fund’s Class I, $7,889 in the Composite Index, $7,806 in the S&P 500 Index, or $8,005 in the MSCI EAFE Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	iShares MSCI Japan
2.	Procter & Gamble Co.
3.	Abbott Laboratories
4.	Johnson & Johnson
5.	Telefonica, A.D.R.
6.	Pepsico, Inc.
7.	Marathon Oil Corp.
8.	Occidental Petroleum Corp.
9.	Pearson, A.D.R.
10.	Wells Fargo & Co.
Total Number of Holdings: 100

Sit Global Dividend Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (87.8%) (2)

Asia (5.5%)
Australia (1.9%)
500	BHP Billiton, A.D.R. (Non-Energy Minerals)	21,450
180	Rio Tinto, A.D.R. (Non-Energy Minerals)	16,004
		37,454
Hong Kong / China (1.2%)
500	HSBC Holdings, p.l.c. (Finance)	24,335
Japan (2.4%)
400	AFLAC, Inc., A.D.R. (Finance)	18,336
625	Canon, Inc., A.D.R. (Electronic Tech.)	19,625
1,500	Mitsubishi UFJ Financial Group, Inc., A.D.R. (Finance)	9,315
		47,276
Europe (24.9%)
France (4.3%)
400	AXA, A.D.R. (Finance)	8,988
600	Schlumberger, A.D.R. (Industrial Svcs.)	25,398
450	Total, A.D.R. (Energy Minerals)	24,885
775	Veolia Environment, A.D.R. (Utilities)	24,575
		83,846
Germany (1.2%)
350	SAP AG, A.D.R. (Tech. Services)	12,677
150	Siemens AG, A.D.R. (Producer Mfg.)	11,362
		24,039
Italy (1.9%)
3,400	Enel S.P.A. (Utilities)	21,901
700	Tenaris, A.D.R. (Industrial Services)	14,686
		36,587
Netherlands (1.6%)
1,100	ING Groep, A.D.R. (Finance)	12,210
1,000	Philips Electronics, A.D.R. (Cons. Durables)	19,870
		32,080
Spain (1.5%)
450	Telefonica, A.D.R. (Communications)	30,326
Sweden (1.0%)
2,500	Ericsson, A.D.R. (Electronic Tech.)	19,525
Switzerland (6.0%)
600	ABB, Ltd., A.D.R. (Producer Manufacturing)	9,006
475	ACE, Ltd., A.D.R. (Finance)	25,137
450	Credit Suisse Group, A.D.R. (Finance)	12,717
125	Kuehne & Nagel Intl. A.G. (Transportation)	8,096
744	Nestle, S.A. (Consumer Non-Durables)	29,461
300	Novartis, A.D.R. (Health Tech.)	14,928
125	Roche Holdings, A.G. (Health Tech.)	19,352
		118,697

Quantity	Name of Issuer	Market Value ($)(1)

United Kingdom (7.4%)
425	BP, A.D.R. (Energy Minerals)	19,865
	British American Tobacco p.l.c.
347	(Consumer Non-Durables)	9,052
450	Diageo, A.D.R. (Consumer Non-Durables)	25,533
350	GlaxoSmithkline, A.D.R. (Health Tech.)	13,044
3,100	Pearson, A.D.R. (Consumer Services)	29,574
375	Royal Dutch Shell, A.D.R. (Energy Minerals)	19,286
2,850	Tesco, p.l.c. (Retail Trade)	14,840
675	Vodafone Group, p.l.c. (Communications)	13,797
		144,991
North America (57.4%)
Bermuda (3.2%)
550	Accenture, Ltd. (Technology Services)	18,035
300	PartnerRe, Ltd. (Finance)	21,381
900	Validus Holdings, Ltd. (Finance)	23,544
		62,960
Canada (1.0%)
650	Rogers Communications, Inc. (Communications)	19,552

United States (53.2%)

Communications (1.8%)
425	AT&T, Inc.	12,112
700	Verizon Communications, Inc.	23,730
		35,842
Consumer Non-Durables (8.3%)
375	Colgate-Palmolive Co.	25,703
300	General Mills, Inc.	18,225
350	Kimberly-Clark Corp.	18,459
550	PepsiCo, Inc.	30,124
550	Philip Morris International, Inc.	23,931
625	Procter & Gamble Co.	38,638
150	VF Corp.	8,215
		163,295
Consumer Services (0.6%)
200	McDonald’s Corp.	12,438
Electronic Technology (4.1%)
500	Analog Devices, Inc.	9,510
850	Applied Materials, Inc.	8,611
1,450	Intel Corp.	21,257
300	International Business Machines Corp.	25,248
450	Qualcomm, Inc.	16,124
		80,750

Quantity	Name of Issuer	Market Value ($)(1)

Energy Minerals (5.5%)
700	Atlas Energy Resources, LLC	8,939
225	Chevron Corp.	16,643
1,100	Marathon Oil Corp.	30,096
200	Murphy Oil Corp.	8,870
500	Occidental Petroleum Corp.	29,995
400	XTO Energy, Inc.	14,108
		108,651
Finance (8.9%)
800	AllianceBernstein Holding, LP	16,632
550	Bank of New York Mellon Corp.	15,581
150	Franklin Resources, Inc.	9,567
700	HCC Insurance Holdings, Inc.	18,725
800	J.P. Morgan Chase & Co.	25,224
800	Marsh & McLennan Companies, Inc.	19,416
200	MetLife, Inc.	6,972
800	U.S. Bancorp	20,008
1,000	Wells Fargo & Co.	29,480
450	Zenith National Insurance Corp.	14,206
		175,811
Health Services (0.6%)
300	McKesson Corp.	11,619
Health Technology (7.7%)
650	Abbott Laboratories	34,691
425	Baxter International, Inc.	22,776
350	Becton, Dickinson & Co.	23,937
475	Eli Lilly and Co.	19,128
525	Johnson & Johnson, Inc.	31,411
425	Medtronic, Inc.	13,353
475	PerkinElmer, Inc.	6,607
		151,903
Industrial Services (0.3%)
100	Diamond Offshore Drilling, Inc.	5,894
Process Industries (1.2%)
350	Monsanto Co.	24,623
Producer Manufacturing (5.5%)
350	Caterpillar, Inc.	15,635
350	Deere & Co.	13,412
150	General Dynamics Corp.	8,638
1,550	General Electric Co.	25,110
175	ITT Corp.	8,048
250	Lockheed Martin Corp.	21,020
300	United Technologies Corp.	16,080
		107,943

Quantity	Name of Issuer	Market Value ($)(1)

Retail Trade (2.3%)
150	Costco Wholesale Corp.	7,875
400	CVS Caremark Corp.	11,496
450	Target Corp.	15,538
475	TJX Co.	9,771
		44,680
Technology Services (1.2%)
1,250	Microsoft Corp.	24,300

Transportation (2.6%)
250	C.H. Robinson Worldwide, Inc.	13,757
500	Union Pacific Corp.	23,900
250	United Parcel Service, Inc.	13,790
		51,447
Utilities (2.6%)
700	Energy Transfer Equity, LP	11,347
525	Equitable Resources, Inc.	17,614
300	Exelon Corp.	16,683
650	MarkWest Energy Partners, LP	5,187
		50,831

Total common stocks for United States		1,050,027

Total common stocks (cost: $1,790,225)		1,731,695

Exchange Traded Funds (2.5%) (2)
5,100	iShares MSCI Japan	48,960
(cost: $46,992)

Closed-End Mutual Funds (1.1%) (2)
1,350	Kayne Anderson MLP Invest. Co.	22,005
(cost: $18,584)

Short Term Securities (13.9%) (2)
275,000	Sit Money Market Fund, 0.34% (4)	275,000
(cost: $275,000)

Total investments in securities
(cost: $2,130,801) (5)		$ 2,077,660

See accompanying notes to portfolios of investments on page 46.

Sit Large Cap Growth Fund
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Ronald D. Sit, and Michael J. Stellmacher

          The Sit Large Cap Growth Fund’s six-month total return was -30.18%, compared to -32.31% for the Russell 1000® Growth Index.
          The rapid deterioration in global economic conditions took its toll on equity prices during the second half of 2008. In short, there was no place to hide for equity investors, as all sectors posted sharp declines. Many investors simply fled from the equity markets as the dramatic events unfolded (e.g., the failure of Lehman Brothers), putting enormous pressure on stock prices. To be sure, underlying fundamentals for equities eroded as economies throughout the world turned down, and the U.S. GDP is set to post its largest quarterly decline since the 1981-82 recession. We believe, however, that the combination of interest rate reductions, massive fiscal stimulus actions and falling commodity prices (particularly oil) will serve to stabilize both the economy and stock prices in the months ahead. Sector changes within the Fund have not been dramatic in recent months, although weightings have decreased in more cyclical areas like capital goods and energy, while they have increased in the more stable consumer non-durables and health technology groups. Regardless of sector, we continue to favor companies with strong balance sheets, predictable earnings growth, and consistent cash flow generation.
          Relative to the Russell 1000 Growth Index, key drivers of the Fund’s outperformance over the past six months included cash reserves and solid stock selection in the finance and communication sectors. In terms of specific stocks, Wells Fargo, PartnerRe, and Verizon Communications contributed the most to the outperformance. Lagging groups within the Fund included retail trade, due entirely to the sector underweight, and industrial services, due to stock selection. The most significant detractors from performance within the industrial services sector included McDermott International, National Oilwell Varco and Schlumberger.
          We appreciate investors’ patience during what has been a very difficult period. Our research staff remains committed to identifying investment opportunities that will help our shareholders achieve their investment goals over the long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$30.09 Per Share

6/30/08:	$43.41 Per Share

Total Net Assets:	$236.1 Million

Weighted Average Market Cap:	$60.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	-21.13%	-22.79%	-22.48%
6 Month**	-30.18	-32.31	-29.73
1 Year	-34.10	-38.44	-37.60
5 Year	0.37	-3.42	-2.04
10 Year	-2.93	-4.27	-1.09
Inception***	8.99	9.42	10.74
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	-34.10%	-38.44%	-37.60%
5 Year	1.86	-15.99	-9.78
10 Year	-25.76	-35.38	-10.37
Inception***	866.40	972.38	1370.58
(9/2/82)

*As of 12/31/08	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have declined to $7,424 in the Fund or $6,462 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1.	McDonald’s Corp.
2.	Procter & Gamble Co.
3.	Genentech, Inc.
4.	Verizon Communications, Inc.
5.	Intl Business Machines Corp.
6.	Pepsico, Inc.
7.	Coca-Cola Co.
8.	Occidental Petroleum Corp.
9.	Monsanto Co.
10.	Celgene Corp.
Total Number of Holdings: 92

Sit Large Cap Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (86.2%) (2)

Communications (3.8%)
44,400	AT&T, Inc.	1,265,400
73,500	Rogers Communications, Inc.	2,210,880
159,200	Verizon Communications, Inc.	5,396,880
		8,873,160
Consumer Durables (0.3%)
84,200	Activision Blizzard, Inc. (3)	727,488
Consumer Non-Durables (10.0%)
106,800	Coca-Cola Co.	4,834,836
46,000	Colgate-Palmolive Co.	3,152,840
29,700	NIKE, Inc.	1,514,700
89,500	PepsiCo, Inc.	4,901,915
61,700	Philip Morris International, Inc.	2,684,567
88,700	Procter & Gamble Co.	5,483,434
20,000	VF Corp.	1,095,400
		23,667,692
Consumer Services (4.3%)
43,150	Comcast Corp.	728,372
95,600	McDonald’s Corp.	5,945,364
92,100	News Corp.	837,189
50,700	Visa, Inc.	2,659,215
		10,170,140
Electronic Technology (10.7%)
40,600	Analog Devices, Inc.	772,212
24,800	Apple Computer, Inc. (3)	2,116,680
212,200	Applied Materials, Inc.	2,149,586
68,000	Broadcom Corp. (3)	1,153,960
256,400	Cisco Systems, Inc. (3)	4,179,320
71,700	Corning, Inc.	683,301
92,400	EMC Corp. (3)	967,428
260,400	Intel Corp.	3,817,464
58,500	IBM Corp.	4,923,360
122,200	Qualcomm, Inc.	4,378,426
		25,141,737
Energy Minerals (7.4%)
24,800	Exxon Mobil Corp.	1,979,784
34,300	Murphy Oil Corp.	1,521,205
79,300	Occidental Petroleum Corp.	4,757,207
132,900	Southwestern Energy Co. (3)	3,850,113
30,500	Suncor Energy, Inc.	594,750
56,600	Ultra Petroleum Corp. (3)	1,953,266
80,382	XTO Energy, Inc.	2,835,072
		17,491,397

Quantity	Name of Issuer	Market Value ($)(1)

Finance (9.4%)
29,600	Aon Corp.	1,352,128
112,000	Bank of New York Mellon Corp.	3,172,960
94,000	Citigroup, Inc.	630,740
5,400	CME Group, Inc.	1,123,794
27,700	Franklin Resources, Inc.	1,766,706
103,100	J.P. Morgan Chase & Co.	3,250,743
36,350	MetLife, Inc.	1,267,161
32,600	PartnerRe, Ltd.	2,323,402
40,700	The Travelers Companies, Inc.	1,839,640
13,600	The Goldman Sachs Group, Inc.	1,147,704
67,400	U.S. Bancorp	1,685,674
90,000	Wells Fargo & Co.	2,653,200
		22,213,852
Health Services (2.0%)
28,000	McKesson Corp.	1,084,440
67,300	Medco Health Solutions, Inc. (3)	2,820,543
32,300	UnitedHealth Group, Inc.	859,180
		4,764,163
Health Technology (13.4%)
57,700	Abbott Laboratories	3,079,449
32,800	Allergan, Inc.	1,322,496
12,500	C.R. Bard, Inc.	1,053,250
37,400	Baxter International, Inc.	2,004,266
83,100	Celgene Corp. (3)	4,593,768
66,100	Genentech, Inc. (3)	5,480,351
58,800	Genzyme Corp. (3)	3,902,556
77,500	Gilead Sciences, Inc. (3)	3,963,350
8,100	Intuitive Surgical, Inc. (3)	1,028,619
29,550	Johnson & Johnson	1,767,977
42,300	Medtronic, Inc.	1,329,066
61,200	Thermo Fisher Scientific, Inc. (3)	2,085,084
		31,610,232
Industrial Services (3.3%)
34,100	Noble Corp.	752,246
78,600	Schlumberger, Ltd.	3,327,138
63,300	Smith International, Inc.	1,448,937
46,300	Transocean, Inc. (3)	2,187,675
		7,715,996
Non-Energy Minerals (0.2%)
19,600	Allegheny Technologies, Inc.	500,388

Quantity	Name of Issuer	Market Value ($)(1)

Process Industries (3.5%)
37,300	Air Products and Chemicals, Inc.	1,875,071
49,700	Ecolab, Inc.	1,746,955
66,800	Monsanto Co.	4,699,380
		8,321,406
Producer Manufacturing (5.2%)
80,900	ABB, Ltd., A.D.R.	1,214,309
49,100	Deere & Co.	1,881,512
51,500	Emerson Electronic Co.	1,885,415
122,000	General Electric Co.	1,976,400
20,800	ITT Corp.	956,592
30,000	Lockheed Martin Corp.	2,522,400
33,800	United Technologies Corp.	1,811,680
		12,248,308
Retail Trade (3.5%)
126,700	CVS/Caremark Corp.	3,641,358
57,100	Target Corp.	1,971,663
47,300	Wal-Mart Stores, Inc.	2,651,638
		8,264,659
Technology Services (6.1%)
79,600	Accenture, Ltd.	2,610,084
64,900	Adobe Systems, Inc. (3)	1,381,721
8,500	Google, Inc. (3)	2,615,025
136,300	Microsoft Corp.	2,649,672
246,700	Oracle Corp. (3)	4,373,991
56,000	Western Union Co.	803,040
		14,433,533
Transportation (1.4%)
45,200	Union Pacific Corp.	2,160,560
21,200	United Parcel Service, Inc.	1,169,392
		3,329,952
Utilities (1.7%)
80,600	Equitable Resources, Inc.	2,704,130
19,100	Southern Co.	706,700
12,800	Wisconsin Energy Corp.	537,344
		3,948,174

Total common stocks (cost: $258,290,392)		203,422,277

Quantity	Name of Issuer	Market Value ($)(1)

Short-Term Securities (7.1%) (2)
16,760,000	Sit Money Market Fund, 0.34% (4)	16,760,000
3,300,000	AMEX Credit Corp., 0.02%, 1/9/09	3,299,985
5,000,000	Chevron Fdg. Corp, 0.07%, 1/14/09	4,999,874
5,000,000	Toyota Credit Corp., 0.40%, 1/23/09	4,998,778

Total short-term securities (cost: $30,058,637)		30,058,637

Total investments in securities (cost: $288,349,029) (5)		$233,480,914

See accompanying notes to portfolios of investments on page 46.

Sit Mid Cap Growth Fund
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s six-month total return was -40.62%, compared to -40.26% for the Russell Midcap® Growth Index.
          Stock prices fell dramatically toward the end of 2008 as investors began to account for the likelihood of a severe global recession, driven largely by the ongoing credit crisis. Although the global response by policymakers, both in fiscal and monetary terms, has been dramatic, it will take time to have a measureable impact. While it is always difficult to predict exactly when equity prices will bottom out, we suspect that volatile market conditions will persist given the challenging economic backdrop. However, we are confident that the markets will eventually recover and note that the investing environment can change quickly. For example, just one year ago, investors were generally optimistic, but there were growing fears of inflation. Presently, investors are pessimistic, with growing fears of deflation. Regardless of the prevailing environment, our investment strategy for the Fund remains consistent: invest in well-managed, financially-strong growth companies that can weather even a protracted economic downturn. The Fund remains well diversified, as we see attractive opportunities in many sectors of the market and so that individual sector risk is reduced. The heaviest sector weightings are currently in health technology and producer manufacturing.
          The Fund’s disappointing return reflects the market downdraft that occurred during the second half of the year. Relative to the Russell Midcap Growth Index return, key positives over the past six months included stock selection in the energy minerals and finance sectors. Valero Energy, PartnerRe, Aon and TCF Financial posted solid gains within these sectors. On the negative side, the Fund’s holdings and sector weightings in the industrial services, consumer services and retail trade groups detracted from relative returns over the past six months. Underperformers in these sectors included Mc-Dermott International, Central European Media Enterprises, Nabors Industries and National Oilwell Varco.
          Based on strong underlying fundamentals and valuations for companies held in the portfolio, we remain enthusiastic about the Fund’s long-term outlook.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$8.71 Per Share
6/30/08:	$14.83 Per Share

Total Net Assets:	$118.0 Million

Weighted Average Market Cap:	$9.1 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

3 Month**	-26.99%	-27.36%	-27.27%
6 Month**	-40.62	-40.26	-36.67
1 Year	-45.34	-44.32	-41.46
5 Year	-0.81	-2.33	-0.71
10 Year	-0.56	-0.19	3.18
Inception	10.72	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

1 Year	-45.34%	-44.32%	-41.46%
5 Year	-3.98	-11.13	-3.51
10 Year	-5.49	-1.85	36.82
Inception	1363.25	n/a	n/a
(9/2/82)

*As of 12/31/08	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have declined to $9,451 in the Fund or $9,815 in the Russell Midcap® Growth Index.

TOP 10 HOLDINGS

1.	Celgene Corp.
2.	Gilead Sciences, Inc.
3.	TCF Financial Corp.
4.	Stericycle, Inc.
5.	Southwestern Energy Co.
6.	Airgas, Inc.
7.	Jacobs Engineering Group Inc.
8.	Activision Blizzard, Inc.
9.	American Tower Corp.
10.	C.H. Robinson Worldwide, Inc.
Total Number of Holdings: 88

Sit Mid Cap Growth Fund
Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.8%) (2)

Communications (2.1%)
83,200	American Tower Corp. (3)	2,439,424

Consumer Durables (2.6%)
289,600	Activision Blizzard, Inc. (3)	2,502,144
34,800	Electronic Arts, Inc. (3)	558,192
		3,060,336
Consumer Non-Durables (1.7%)
40,700	Central European Distribution Corp. (3)	801,790
59,800	Coach, Inc. (3)	1,242,046
		2,043,836
Consumer Services (4.3%)
32,500	Central European Media Enterprises (3)	705,900
19,700	Devry, Inc.	1,130,977
81,000	International Game Technology	963,090
16,300	ITT Educational Services, Inc. (3)	1,548,174
39,900	Marriott International, Inc.	776,055
		5,124,196
Electronic Technology (9.7%)
76,450	Analog Devices, Inc.	1,454,079
9,000	Apple Computer, Inc. (3)	768,150
68,675	Broadcom Corp. (3)	1,165,415
23,100	CommScope, Inc. (3)	358,974
16,000	F5 Networks, Inc. (3)	365,760
18,400	Itron, Inc. (3)	1,172,816
80,700	Juniper Networks, Inc. (3)	1,413,057
34,100	KLA-Tencor Corp.	743,039
34,500	MEMC Electronic Materials, Inc. (3)	492,660
63,500	NetApp, Inc. (3)	887,095
11,000	Research In Motion, Ltd. (3)	446,380
20,900	Synaptics, Inc. (3)	346,104
52,900	Trimble Navigation, Ltd. (3)	1,143,169
39,700	Xilinx, Inc.	707,454
		11,464,152
Energy Minerals (7.7%)
24,700	Apache Corp.	1,840,891
40,000	Murphy Oil Corp.	1,774,000
98,300	Southwestern Energy Corp. (3)	2,847,751
32,800	Valero Energy Corp.	709,792
54,895	XTO Energy, Inc.	1,936,147
		9,108,581

Quantity	Name of Issuer	Market Value ($)(1)

Finance (9.9%)
29,050	Ace, Ltd.	1,537,326
33,200	Affiliated Managers Group, Inc. (3)	1,391,744
17,900	Aon Corp.	817,672
15,600	IntercontinentalExchange, Inc. (3)	1,286,064
23,300	Northern Trust Corp.	1,214,862
13,200	PartnerRe, Ltd.	940,764
38,700	T. Rowe Price Group, Inc.	1,371,528
228,800	TCF Financial Corp.	3,125,408
		11,685,368

Health Services (6.1%)
13,500	Covance, Inc. (3)	621,405
32,100	Express Scripts, Inc. (3)	1,764,858
30,200	Laboratory Corp. (3)	1,945,182
56,000	Stericycle, Inc. (3)	2,916,480
		7,247,925

Health Technology (17.5%)
11,800	Alcon, Inc.	1,052,442
46,600	Allergan, Inc.	1,878,912
50,600	Amylin Pharmaceuticals, Inc. (3)	549,010
12,700	C.R. Bard, Inc.	1,070,102
70,300	Celgene Corp. (3)	3,886,184
68,200	Gilead Sciences, Inc. (3)	3,487,748
37,300	Idexx Laboratories, Inc. (3)	1,345,784
12,546	Intuitive Surgical, Inc. (3)	1,593,216
18,400	Millipore Corp. (3)	947,968
55,488	NuVasive, Inc. (3)	1,922,659
37,700	SurModics, Inc. (3)	952,679
56,450	Thermo Fisher Scientific, Inc. (3)	1,923,251
		20,609,955

Industrial Services (3.5%)
43,400	Aecom Technology Corp. (3)	1,333,682
54,800	Noble Corp.	1,208,888
68,300	Smith International, Inc.	1,563,387
		4,105,957

Non-Energy Minerals (1.1%)
26,750	Allegheny Technologies, Inc.	682,927
25,500	Haynes International, Inc. (3)	627,810
		1,310,737

Quantity	Name of Issuer	Market Value ($)(1)

Process Industries (6.4%)
68,900	Airgas, Inc.	2,686,411
70,800	Albemarle Corp.	1,578,840
30,500	CF Industries Holdings, Inc.	1,499,380
50,500	Ecolab, Inc.	1,775,075
		7,539,706

Producer Manufacturing (10.6%)
19,600	AGCO Corp. (3)	462,364
35,350	AMETEK, Inc.	1,067,924
43,000	Cummins, Inc.	1,149,390
47,300	IDEX Corp.	1,142,295
32,600	ITT Industries, Inc.	1,499,274
55,100	Jacobs Engineering Group, Inc. (3)	2,650,310
30,100	Precision Castparts Corp.	1,790,348
31,900	Rockwell Collins, Inc.	1,246,971
18,000	SPX Corp.	729,900
54,600	Textron, Inc.	757,302
		12,496,078

Retail Trade (3.6%)
84,800	Dick’s Sporting Goods, Inc. (3)	1,196,528
85,200	GameStop Corp. (3)	1,845,432
37,700	J.C. Penney Company, Inc.	742,690
38,700	Nordstrom, Inc.	515,097
		4,299,747
Technology Services (8.0%)
46,190	Adobe Systems, Inc. (3)	983,385
33,850	Akamai Technologies, Inc. (3)	510,797
71,600	Amdocs, Ltd. (3)	1,309,564
30,500	ANSYS, Inc. (3)	850,645
53,800	Autodesk, Inc. (3)	1,057,170
91,900	Citrix Systems, Inc. (3)	2,166,083
106,800	Cognizant Tech. Solutions Corp. (3)	1,928,808
18,000	Salesforce.com, Inc. (3)	576,180
		9,382,632
Transportation (3.4%)
43,900	C.H. Robinson Worldwide, Inc.	2,415,817
46,700	Expeditors Intl. of Washington, Inc.	1,553,709
		3,969,526

Utilities (0.6%)
20,600	Equitable Resources, Inc.	691,130

Total common stocks (cost: $142,742,460)		116,579,286

Quantity	Name of Issuer	Market Value ($)(1)

Short-Term Securities (1.4%) (2)
1,667,000	Sit Money Market Fund, 0.34% (4)	1,667,000
(cost: $1,667,000)

Total investments in securities
(cost: $144,409,460) (5)		$118,246,286

See accompanying notes to portfolios of investments on page 46.

Sit International Growth Fund Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Janet K. Kinzler, and Tasha M. Murdoff

     The Sit International Growth Fund returned -40.11% for the last six months of 2008 compared with -37.62% for the MSCI EAFE Growth Index. Insurance, health care equipment, and household and personal product industries were the top contributors to the Fund. However, the poor performance in the media, bank, and commodity-related industries more than offset the positive contribution.
     The European economy turned south and entered into a recession. The weakened economy in Europe leads us to maintain a modest underweight of 58.8% versus 64.4% for the Index. The slowdown is a result, in part, to the continued economic weakness in the U.S. and the impact on the rest of the world. As a result, we continue to limit exposure to financials, consumer-discretionary, currency, credit, and real estate. At the same time, we have maintained an emphasis on consumer staples, healthcare, technology, telecommunications, and other less economically sensitive sectors. We favor companies with strong free cash flow, healthy balance sheets, low debt levels, proactive management teams, and attractive valuations. The Fund has purchased British American Tobacco and increased its position in Reckitt Benckiser.
     The weakness in Japan continued in the second half of 2008. Given this, the Fund is maintaining an underweight as the region is teetering on recession. The Fund’s weight is 21.7% vs. 24.9% for the Index. The industrial economy is rolling over, the consumer has thus far failed to pick up, and the political environment remains in disarray. The Fund is maintaining a balanced growth portfolio of globally dominant (Canon and Nintendo) and conservative growth (Ito-En and Asahi Breweries) companies.
     Albeit down for the year, Asia ex-Japan remains relatively stronger from an economic perspective than other nations. Asia ex-Japan continues to be the pillar of growth around the world. The Fund is maintaining a slight overweight position of 11.4% versus the Index at 10.7%. This weight is comprised of financials, material, and real estate holdings.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
     In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$10.48 Per Share
6/30/08:	$17.80 Per Share

Total Net Assets:	$21.3	Million

Weighted Average Market Cap:	$39.2	Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	-23.52%	-20.10%	-19.95%
6 Month**	-40.11	-37.62	-36.41
1 Year	-44.99	-42.70	-43.38
5 Year	-0.45	1.43	1.66
10 Year	-4.19	-1.30	0.80
Inception	2.42	2.21	4.00
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	-44.99%	-42.70%	-43.38%
5 Year	-2.24	7.38	8.57
10 Year	-34.85	-12.28	8.28
Inception	50.76	45.53	96.19
(11/1/91)

*As of 12/31/08.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the Index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have declined to $6,515 in the Fund or $8,772 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Nestle, S.A.
3.	Vestas Wind Systems A/S
4.	Telefonica, S.A.
5.	Roche Holdings, A.G.
6.	Schlumberger, Ltd.
7.	Veolia Environment
8.	Reckitt Benckiser, p.l.c
9.	East Japan Railway Co.
10.	Synthes, Inc.
Total Number of Holdings: 82

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (97.8%) (2)

Africa/ Middle East (1.1%)

Israel (1.1%)
12,400	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	226,796

Asia (32.3%)

Australia (6.4%)
11,514	Australia and New Zealand Banking Group (Finance)	124,308
47,051	BHP Billiton, Ltd. (Non-Energy Minerals)	999,559
2,750	Rio Tinto, A.D.R. (Non-Energy Minerals)	244,503
		1,368,370
Hong Kong / China (3.1%)
65,800	Hongkong Land Holdings, Ltd. (Finance)	164,109
8,528	HSBC Holdings, p.l.c. (Finance)	83,465
18,600	HSBC Holdings, p.l.c. (Finance)	184,590
27,600	Sun Hung Kai Properties, Ltd. (Finance)	232,241
		664,405
India * (0.5%)
5,100	ICICI Bank Ltd. (Finance)	98,175

Japan (21.7%)
6,600	AFLAC, Inc., A.D.R. (Finance)	302,544
20,500	Asahi Breweries (Consumer Non-Durables)	354,446
10,500	Canon, Inc. (Electronic Tech.)	332,688
54	East Japan Railway (Transportation)	411,044
3,700	FANUC LTD. (Producer Mfg.)	265,186
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	238,545
14,200	Ito En, Ltd. (Consumer Non Durables)	209,624
11,000	Kao Corp. (Consumer Non-Durables)	334,129
46	KDDI Corp. (Communications)	328,454

Quantity Name of Issuer		Market Value ($)(1)

13,000	Kirin Holdings Company, Ltd. (Consumer Non-Durables)	172,840
7,000	Tokio Marine Holdings, Inc. (Finance)	207,406
41,080	Mitsubishi UFJ Financial Group, Inc. (Finance)	258,194
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	98,885
800	Nintendo Co., Ltd. (Consumer Durables)	305,721
34,000	Nippon Oil Corp. (Energy Minerals)	172,393
5,200	Takeda Pharmaceutical Co. (Health Tech.)	271,036
5,200	Yamada Denki Co. (Retail Trade)	363,489
		4,626,624
South Korea (0.6%)
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	134,274

Europe (58.8%)

Czech Republic (0.6%)
5,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	121,632

Denmark (3.1%)
3,300	Genmab A/S (Health Technology) (3)	128,100
8,900	Vestas Wind Systems A/S (Process Industries) (3)	523,736
		651,836
Finland (0.7%)
9,550	Nokia Corp., A.D.R. (Electronic Tech.)	148,980

France (9.9%)
1,714	Alstom, S.A. (Producer Manufacturing)	102,145
8,060	AXA (Finance)	180,911
2,510	BNP Paribas (Finance)	108,343
4,784	Danone (Consumer Non-Durables)	289,048
2,379	Pernod Ricard, S.A. (Consumer Non-Dur.)	176,731
10,600	Schlumberger, Ltd. (Industrial Svcs.)	448,698
6,884	Total, S.A. (Energy Minerals)	378,476
13,610	Veolia Environment (Utilities)	429,307
		2,113,659
Germany (7.5%)
6,179	Adidas AG (Consumer Durables)	235,541
1,850	Allianz SE (Finance)	196,841
4,100	Fresenius AG (Health Tech.)	240,609
1,575	Muenchener Rueckver (Finance)	244,515
10,892	SAP AG (Tech. Services)	395,238
3,896	Siemens AG (Producer Mfg.)	293,304
		1,606,048

Quantity Name of Issuer		Market Value ($)(1)

Italy (2.1%)
36,400	Enel S.P.A. (Utilities)	234,474
9,850	Tenaris S.A., A.D.R. (Industrial Services)	206,653
		441,127
Netherlands (2.6%)
15,800	ASML Holding N.V. (Electronic Technology)	285,506
11,030	ING Groep N.V. (Finance)	121,395
7,180	Philips Electronics N.V. (Consumer Durables)	142,356
		549,257
Poland (0.6%)
7,200	Central European Distribution Corp. (Consumer Non-Durables) (3)	141,840

Spain (2.8%)
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	94,924
22,675	Telefonica, S.A. (Communications)	511,812
		606,736
Sweden (1.0%)
27,000	Ericsson, A.D.R. (Electronic Tech.)	210,870
Switzerland (14.6%)
10,300	ABB, Ltd., A.D.R. (Producer Manufacturing)	154,603
5,274	Credit Suisse Group (Finance)	147,802
3,655	Kuehne & Nagel Intl. A.G. (Transportation)	236,728
15,630	Nestle, S.A. (Consumer Non-Durables)	618,919
7,600	Novartis, A.G. (Health Tech.)	380,619
2,146	Panalpina Welttransport Holding (Transportation) (3)	121,801
3,045	Roche Holdings, A.G. (Health Tech.)	471,418
5,100	Swiss Reinsurance (Finance)	249,725
1,760	Syngenta, A.G. (Process Industries)	341,907
3,150	Synthes, Inc. (Health Tech.) (3)	399,439
		3,122,961
United Kingdom (13.3%)
6,400	Anglo American, p.l.c (Non-Energy Minerals)	149,358
43,910	BAE Systems, p.l.c. (Producer Manufacturing)	238,965
4,700	BP, p.l.c (Energy Minerals)	219,678
10,403	British American Tobacco, p.l.c (Consumer Non-Durables)	271,382
2,800	Diageo, p.l.c. (Consumer Non-Durables)	158,872
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	264,617
19,100	Pearson, p.l.c (Consumer Services)	182,214
11,100	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	415,928
3,900	Royal Dutch Shell, p.l.c (Energy Minerals)	200,577
68,390	Tesco, p.l.c. (Retail Trade)	356,109
184,359	Vodafone Group, p.l.c. (Communications)	377,503
		2,835,203

Quantity Name of Issuer		Market Value ($)(1)

Latin America (1.9%)

Brazil (0.8%)
7,800	AGCO Corp. (Producer Mfg.) (3)	184,002

Mexico (1.1%)
88,260	Wal-Mart de Mexico (Retail Trade)	235,810

North America (3.7%)

Canada (3.7%)
4,500	Potash Corp. of Saskatchewan, Inc. (Process Industries)	329,490
4,900	Research In Motion, Ltd. (Electronic Tech.) (3)	198,842
8,500	Rogers Communications, Inc. (Communications)	255,680
		784,012

Total common stocks
(cost: $21,916,296)		20,872,617

Exchange Traded Funds (0.7%) (2)
40,100	iShares MSCI India*	140,350
(cost: $138,451)

Short Term Securities (2.0%) (2)
425,000	Sit Money Market Fund, 0.34% (4)	425,000
(cost: $425,000)

Total investments in securities
(cost: $22,479,747) (5)		$21,437,967

*	The Fund’s total investment in India including the iShares comprises 1.2% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 46.

Sit Small Cap Growth Fund
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned -37.23% over the past six months. This compares to six-month returns of -32.51% for the Russell 2000 Growth Index and -26.94% for the Russell 2000 Index.
          Small cap stocks tumbled in 2008, as the fallout from the financial crisis began to impact virtually every sector of the economy. While investor sentiment is very negative given the onslaught of “bad news” (i.e., housing, employment trends, bank credit losses) in recent months, it is worth noting that there are some positives. Valuations for stocks are attractive on all metrics; oil and other commodity prices are plunging; interest rates are falling throughout the world; and the incoming Obama administration is set to announce an enormous fiscal stimulus package. From our perspective, while the market declines and related increased volatility in recent months have been unsettling (to say the least), it has given us the opportunity to add to many attractive existing holdings within the Fund and to make new purchases of high quality companies. Since the duration of the current economic downturn is difficult to predict, we are emphasizing companies that have both the financial strength (i.e., strong balance sheets) to ride out the tough economy and strong fundamentals that make them well-positioned for an eventual rebound. While the Fund maintains a significant weight in the traditional growth sectors (i.e., health care, technology), the portfolio remains well-diversified, reflecting our belief that there are long-term growth opportunities in many sectors.
          Compared to the Russell 2000 Growth Index, the Fund’s relative performance was negatively impacted by holdings in the health technology, industrial services and electronic technology sectors. Cano Petroleum, Flotek Industries, McDermott and Chicago Bridge & Iron were the worst performers in the Fund over the period. Conversely, outperforming sectors included energy minerals, finance, and consumer services. Despite the sharp decline in the broader market, several stocks within the Fund posted solid gains over the six month period, including Thoratec, Allscripts, Validus Holdings and Boston Private Financial Holdings.
          This past year was an incredibly challenging year for investors, and we expect market volatility to continue over the near term. However, we remain confident in our research staff’s ability to identify attractive long-term opportunities that will serve our shareholders well over the long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$23.50 Per Share
6/30/08:	$37.44 Per Share

Total Net Assets:	$57.1 Million

Weighted Average Market Cap:	$2.5 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Small Cap Growth Fund		Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	-26.22%	-27.45%	-26.12%
6 Month**	-37.23	-32.51	-26.94
1 Year	-42.96	-38.54	-33.79
5 Year	-1.25	-2.35	-0.93
10 Year	4.03	-0.76	3.02
Inception	8.29	3.63	6.56
(7/1/94)

CUMULATIVE TOTAL RETURNS*

Sit Small Cap Growth Fund		Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	-42.96%	-38.54%	-33.79%
5 Year	-6.11	-11.22	-4.56
10 Year	48.39	-7.34	34.69
Inception	217.87	67.69	151.41
(7/1/94)

*As of 12/31/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have grown to $14,839 in the Fund or declined to $9,266 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	NuVasive, Inc.
2.	ANSYS, Inc.
3.	TCF Financial Corp.
4.	Arena Resources, Inc.
5.	Informatica Corp.
6.	Thoratec Corp.
7.	Southwestern Energy Co.
8.	Hanover Insurance Group, Inc.
9.	Stericycle, Inc.
10.	Hansen Natural Corp.
Total Number of Holdings: 99

Sit Small Cap Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (97.2%) (2)

Commercial Services (1.2%)
15,100	FactSet Research Systems, Inc.	668,024
Communications (2.8%)
66,750	SBA Communications Corp. (3)	1,089,360
62,900	Time Warner Telecom, Inc. (3)	532,763
		1,622,123
Consumer Durables (1.9%)
9,700	Polaris Industries, Inc.	277,905
36,800	Tupperware Brands Corp.	835,360
		1,113,265
Consumer Non-Durables (2.6%)
18,900	Central European Distribution Corp. (3)	372,330
33,800	Hansen Natural Corp. (3)	1,133,314
		1,505,644
Consumer Services (3.5%)
8,275	Capella Education Co.	486,239
17,000	DeVry, Inc.	975,970
2,400	Strayer Education, Inc.	514,584
		1,976,793
Electronic Technology (10.2%)
49,900	Arris Group, Inc. (3)	396,705
17,900	Ciena Corp. (3)	119,930
44,600	CommScope, Inc. (3)	693,084
7,500	F5 Networks, Inc. (3)	171,450
35,100	Intersil Corp.	322,569
8,500	Itron, Inc. (3)	541,790
59,400	Microsemi Corp. (3)	750,816
37,500	MICROS Systems, Inc. (3)	612,000
28,000	Silicon Laboratories, Inc. (3)	693,840
24,200	Synaptics, Inc. (3)	400,752
30,300	Trimble Navigation, Ltd. (3)	654,783
25,200	Varian Semiconductor Equip. Assoc., Inc. (3)	456,624
		5,814,343
Energy Minerals (5.9%)
50,200	Arena Resources, Inc. (3)	1,410,118
62,982	Cano Petroleum, Inc. (3)	27,712
7,000	Carrizo Oil & Gas, Inc. (3)	112,700
38,800	Frontier Oil Corp.	490,044
5,900	GMX Resources, Inc. (3)	149,388
41,800	Southwestern Energy Co. (3)	1,210,946
		3,400,908

Quantity	Name of Issuer	Market Value ($)(1)

Finance (9.5%)
16,975	Affiliated Managers Group, Inc. (3)	711,592
42,100	Aspen Insurance Holdings, Ltd.	1,020,925
47,000	Boston Private Financial Holdings, Inc.	321,480
27,500	Hanover Insurance Group, Inc.	1,181,675
15,200	HCC Insurance Holdings, Inc.	406,600
104,600	TCF Financial Corp.	1,428,836
14,500	Validus Holdings, Ltd.	379,320
		5,450,428
Health Services (5.7%)
28,200	Allscripts Healthcare Solutions, Inc. (3)	279,744
4,300	Amedisys, Inc. (3)	177,762
10,400	Covance, Inc. (3)	478,712
11,300	Healthways, Inc. (3)	129,724
7,100	Pharmaceutical Product Development, Inc.	205,971
30,500	Psychiatric Solutions, Inc. (3)	849,425
21,800	Stericycle, Inc. (3)	1,135,344
		3,256,682
Health Technology (20.7%)
22,100	Alexion Pharmaceuticals, Inc. (3)	799,799
56,400	Amylin Pharmaceuticals, Inc. (3)	611,940
13,700	BioMarin Pharmaceutical, Inc. (3)	243,860
18,200	Celgene Corp. (3)	1,006,096
57,010	CryoLife, Inc. (3)	553,567
41,900	ev3, Inc. (3)	255,590
16,300	Gen-Probe, Inc. (3)	698,292
26,700	Hansen Medical, Inc. (3)	192,774
18,100	Hologic, Inc. (3)	236,567
24,200	ICON, A.D.R. (3)	476,498
16,400	IDEXX Laboratories, Inc. (3)	591,712
5,800	Intuitive Surgical, Inc. (3)	736,542
2,500	Myriad Genetics, Inc. (3)	165,650
49,600	NuVasive, Inc. (3)	1,718,640
29,900	PerkinElmer, Inc.	415,909
29,796	SurModics, Inc. (3)	752,945
9,500	Techne Corp.	612,940
37,400	Thoratec Corp. (3)	1,215,126
8,200	United Therapeutics Corp. (3)	512,910
		11,797,357

Quantity	Name of Issuer	Market Value ($)(1)

Industrial Services (4.9%)
18,000	Atwood Oceanics, Inc. (3)	275,040
5,200	CARBO Ceramics, Inc.	184,756
13,400	Core Laboratories	802,124
17,700	Lufkin Industries, Inc.	610,650
22,000	URS Corp. (3)	896,940
		2,769,510
Non-Energy Minerals (1.1%)
15,650	Allegheny Technologies, Inc.	399,545
8,500	Haynes International, Inc. (3)	209,270
		608,815
Process Industries (2.8%)
8,400	CF Industries Holdings, Inc.	412,944
31,979	Darling International, Inc. (3)	175,565
8,000	Dionex Corp. (3)	358,800
58,900	Landec Corp. (3)	387,562
14,700	Terra Industries, Inc.	245,049
		1,579,920
Producer Manufacturing (8.5%)
18,725	AMETEK, Inc.	565,682
15,100	Ampco-Pittsburgh Corp.	327,670
6,400	Anixter International, Inc. (3)	192,768
23,700	IDEX Corp.	572,355
17,050	Kaydon Corp.	585,668
11,400	LSB Industries, Inc. (3)	94,848
26,386	Rofin-Sinar Technologies, Inc. (3)	543,024
11,600	Roper Industries, Inc.	503,556
7,000	Teledyne Technologies, Inc. (3)	311,850
14,100	Teleflex, Inc.	706,410
20,700	Woodward Governor Co.	476,514
		4,880,345
Retail Trade (1.8%)
18,200	Dicks Sporting Goods, Inc. (3)	256,802
36,500	GameStop Corp. (3)	790,590
		1,047,392
Technology Services (10.7%)
55,500	ANSYS, Inc. (3)	1,547,895
35,300	Citrix Systems, Inc. (3)	832,021
23,000	Concur Technologies, Inc. (3)	754,860
96,450	Informatica Corp. (3)	1,324,258
17,800	j2 Global Communications, Inc. (3)	356,712
38,800	Quest Software, Inc. (3)	488,492
15,600	Syntel, Inc.	360,672
30,200	The Ultimate Software Group, Inc. (3)	440,920
		6,105,830

Quantity	Name of Issuer	Market Value ($)(1)

Transportation (1.4%)
10,500	Hub Group, Inc. (3)	278,565
36,200	UTI Worldwide, Inc.	519,108
		797,673
Utilities (2.0%)
23,700	Equitable Resources, Inc.	795,135
7,300	ITC Holdings Corp.	318,864
		1,113,999

Total common stocks (cost: $68,612,071)		55,509,051

Short-Term Securities (3.6%) (2)
2,061,000	Sit Money Market Fund, 0.34% (4)	2,061,000
(cost: $2,061,000)

Total investments in securities
(cost: $70,673,071) (5)		$ 57,570,051

See accompanying notes to portfolios of investments on page 46.

Sit Developing Markets Growth Fund
Six Months Ended December 31, 2008

Portfolio Managers: Roger J. Sit and Raymond E. Sit

          The Sit Developing Markets Growth Fund slightly underperformed for the last six months of 2008, declining -49.59% versus -47.84% for the MSCI Emerging Markets Index. The Chinese consumption-related and Israeli and Indian software stocks were the top relative contributors to the Fund. Meanwhile negative stock selection came from the material-related holdings. Additionally, the underweight in South Africa hurt our relative performance, as this region performed well — the result of currency.
          In Asia, the Fund reduced its exposure to be in line with the Index. The Fund’s weight is 55.6%. Although we still maintain that Asia is stronger than the rest of the world, on a relative basis, it is still bound to slow. Therefore, we have reduced exposure to more volatile and higher beta investments. Our investments remain centered on the Chinese consumer along with exposure to Chinese infrastructure. The remainder of this region is comprised of technology, commodity-related, financial, and telecommunication holdings.
          In Latin America, the Fund is maintaining a weight in line with that of the Index at 21.4%. Latin America is feeling the negative fallout of weakening commodity prices and the reduction in demand for those resources. Even so, the Fund still has exposure to several commodity-related stocks as long-term fundamentals should remain intact even though they may experience some volatility in the interim. In addition to the commodity-related stocks, the Fund also has exposure to consumer and telecommunication holdings.
          In Eastern Europe, the Fund remains underweight at 8.9% versus 10.3% for the Index. The Fund is invested in the Czech Republic, Poland, and Russia. The Fund remains primarily exposed to consumer-related holdings to include: media, consumer staples, and telecommunication. Additionally, the Fund has exposure to utilities and energy-related holdings.
          As has been the case the past several quarters, the Fund remain underweight in the Middle East and Africa at 9.1% versus 13.0% for the Index. The Fund is exposed to consumer-related, financial, software, pharmaceutical, and energy-related stocks.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/08:	$12.27 Per Share
6/30/08:	$25.97 Per Share

Total Net Assets:	$9.8 Million

Weighted Average Market Cap:	$21.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

3 Month**	-30.73%	-27.94%	-29.47%
6 Month**	-49.59	-47.84	-49.83
1 Year	-55.26	-54.48	-57.19
5 Year	5.25	5.07	3.26
10 Year	5.61	6.61	5.43
Inception	2.09	1.17	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

1 Year	-55.26%	-54.48%	-57.19%
5 Year	29.15	28.06	17.38
10 Year	72.53	89.66	69.71
Inception	35.04	18.34	n/a
(7/1/94)

*As of 12/31/08	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
(2)

MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/98 and held until 12/31/08 would have increased to $17,253 in the Fund, or $18,966 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - December 31, 2008 (Unaudited)

10 LARGEST HOLDINGS

1.	BHP Billiton, Ltd., A.D.R.
2.	Petrobras
3.	America Movil, A.D.R.
4.	Cia Vale Do Rio Doce, A.D.R.
5.	Samsung Electronics
6.	China Life Insurance Co., A.D.R.
7.	Teva Pharmaceutical, A.D.R.
8.	Tsingtao Brewery
9.	China Oilfield Services, Ltd.
10.	New Oriental Education & Tech.
Group

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (94.3%) (2)

Africa/ Middle East (9.1%)

Israel (5.5%)
7,200	Amdocs, Ltd. (Technology Svcs.) (3)	131,689
7,100	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	159,537
5,700	Teva Pharmaceutical, A.D.R. (Health Tech.)	242,649
		533,875
South Africa (3.6%)
8,247	Bidvest Group, Ltd. (Consumer Services)	93,912
4,000	MTN Group, Ltd. (Communications)	47,161
6,900	Naspers, Ltd. (Consumer Services)	124,823
3,000	Sasol, A.D.R. (Energy Minerals)	90,990
		356,886
Asia (54.9%)

Australia (5.1%)
8,000	BHP Billiton, A.D.R. (Non-Energy Minerals)	343,200
4,200	Rio Tinto (Non-Energy Minerals)	112,551
500	Rio Tinto, A.D.R, (Non-Energy Minerals)	44,455
		500,206
China / Hong Kong (23.4%)
130,000	China Communications Construction. Co. (Transportation)	162,431
5,333	China Life Insurance Co., A.D.R. (Finance)	247,451
9,000	CLP Holdings, Ltd. (Utilities)	61,189
1,900	China Mobile, Ltd. (Communications)	96,615
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	194,309
102,000	China Railway Construction Corp. (Producer Manufacturing) (3)	152,705
23,000	China Shenhua Energy Co. (Energy Minerals)	49,309
270,000	China Water Affairs Group (Utilities) (3)	33,431
18,200	ChinaEdu Corp., A.D.R. (Consumer Svcs.) (3)	89,180
15,000	Hengan International Group , Ltd. (Consumer Non-Durables)	48,403
1,200	HSBC Holdings, A.D.R. (Finance)	58,404

Quantity	Name of Issuer	Market Value ($)(1)

135,000	Huabao International Holdings, Ltd. (Consumer Non-Durables)	88,720
3,500	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	192,185
158,000	PetroChina Co. (Energy Minerals)	140,408
82,308	Ports Design, Ltd. (Retail Trade)	100,413
22,000	Hongkong Land Holdings, Ltd. (Finance)	54,869
28,000	Li & Fung, Ltd. (Consumer Durables)	48,389
7,000	Sun Hung Kai Properties, Ltd. (Finance)	58,902
5,300	Suntech Power Holdings Co., Ltd., A.D.R. (Electronic Technology) (3)	62,010
158,000	Travelsky Technology, Ltd. (Consumer Svcs.)	69,886
96,000	Tsingtao Brewery (Consumer Non-Durables)	201,730
86,000	Xinao Gas Holdings, Ltd. (Utlities)	91,229
		2,302,168
India * (3.4%)
5,500	ICICI Bank, A.D.R. (Finance)	105,875
2,500	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	61,425
3,300	Reliance Industries, G.D.R. (Energy Minerals)	166,998
		334,298
Indonesia (1.4%)
54,500	PT Astra International (Producer Mfg.)	53,563
3,400	PT Telekomunikasi, A.D.R. (Communications)	85,238
		138,801
Phillipines (2.5%)
603,000	Manila Water Co. (Utilities)	172,306
486,000	SM Prime Holdings, Inc. (Retail Trade)	78,735
		251,041
Singapore (1.5%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	35,731
85,650	Starhub, Ltd. (Communications)	115,711
		151,442
South Korea (11.0%)
725	Cheil Communications, Inc. (Commercial Svcs.)	113,185
9,007	Industrial Bank of Korea (Finance)	54,991
2,200	KB Financial Group (Finance)	58,862
1,900	KB Financial Group, A.D.R. (Finance)	49,780
7,200	Korea Electric Power Corp. (Utilities)	83,592
2,000	POSCO, A.D.R. (Non-Energy Minerals)	150,500
710	Samsung Electronics (Electronic Tech.)	258,859
5,600	Shinhan Financial Group (Finance)	133,248
310	Shinsegae Co., Ltd. (Retail Trade)	120,439
3,100	SK Telecom Co., A.D.R. (Communications)	56,358
		1,079,814

Quantity	Name of Issuer	Market Value ($)(1)

Taiwan (5.7%)
83,766	Cathay Financial Holding Co. (Finance)	94,376
6,500	HTC Corp. (Electronic Technology)	65,246
36,254	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Technology)	140,664
14,904	Hon Hai Precision Industry Co. , Ltd. (Electronic Technology)	29,387
111,923	Taiwan Semiconductor Co. (Electronic Tech.)	152,717
9,414	Taiwan Semi., A.D.R. (Electronic Tech.)	74,374
		556,764
Thailand (0.9%)
42,000	Bangkok Bank Public Co., Ltd. (Finance)	85,074
Europe (8.9%)

Czech Republic (2.7%)
4,000	Central European Media Enterprises, Ltd. (Consumer Services) (3)	86,880
4,200	CEZ (Utilities)	178,677
		265,557
Poland (1.3%)
6,500	Central European Distribution Corp. (3) (Consumer Non-Durables)	128,050
Russia (3.4%)
6,500	Gazprom, A.D.R. (Energy Minerals)	93,647
1,500	Gazprom, A.D.R. (Energy Minerals)	21,375
3,000	Mobile Telesystems, A.D.R. (Communications)	80,040
2,700	LUKOIL, A.D.R. (Energy Minerals)	89,370
6,300	Vimpel Communications, A.D.R. (Commun.)	45,108
		329,540
Spain (0.7%)
1,100	Telefonica, A.D.R. (Communications)	74,129

United Kingdom (0.8%)
3,448	Anglo American p.l.c. (Non-Energy Minerals)	80,466

Latin America (21.4%)

Brazil (12.5%)
19,200	AES Tiete S.A. (Utilities)	122,264
15,079	Banco Bradesco S.A. (Finance)	146,070
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	57,876
3,600	Companhia de Bebidas das Americas (Consumer Non-Durables)	159,516
22,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	270,053
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	62,943
34,680	Petrobras (Energy Minerals)	339,662
3,000	Petrobras, A.D.R. (Energy Minerals)	73,470
		1,231,854

Quantity	Name of Issuer	Market Value ($)(1)

Mexico (7.5%)
10,000	America Movil, A.D.R. (Communications)	309,900
3,800	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	56,772
4,200	Homex, A.D.R. (Consumer Durables) (3)	95,886
3,000	NII Holdings, Inc. (Communications) (3)	54,540
2,800	Telefonos de Mexico, A.D.R. (Communications)	58,632
60,540	Wal-Mart de Mexico (Retail Trade)	161,749
		737,479
Peru (1.4%)
8,400	Southern Copper Corp. (Non-Energy Minerals)	134,904

Total common stocks (cost: $9,735,544)		9,272,348

Exchange Traded Funds (0.7%) (2)
18,300	iShares MSCI India*	64,050
(cost: $63,183)

Short-Term Securities (6.0%) (2)
585,000	Sit Money Market Fund, 0.34% (4)	585,000
(cost: $585,000)

Total investments in securities
(cost: $10,383,727) (5)		$9,921,398

*	The Fund’s total investment in India including the India Fund comprises 4.1% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 46.

Sit Mutual Funds

Notes to Portfolios of Investments (Unaudited)

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At December 31, 2008, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund	Large Cap Growth Fund
Cost for federal income tax purposes	$11,298,422	$42,373,522	$2,130,801	$288,349,029

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$680,944	$669,627	$70,495	$4,849,647
Gross unrealized depreciation	(2,164,211)	(9,447,362)	(123,636)	(59,717,762)

Net unrealized appreciation (depreciation)	($1,483,267)	($8,777,735)	($53,141)	($54,868,115)

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Cost for federal income tax purposes	$144,409,460	$22,479,747	$70,673,071	$10,823,727

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$17,639,780	$3,227,610	$7,154,121	$2,322,768
Gross unrealized depreciation	(43,802,954)	(4,269,390)	(20,257,141)	(2,785,097)

Net unrealized appreciation (depreciation)	($26,163,174)	($1,041,780)	($13,103,020)	($462,329)

(6)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at December 31, 2008, is $1,996,621 in the Balanced Fund which represents 20.2% of the Fund’s net assets.

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Sit Mutual Funds
December 31, 2008

Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$11,298,422	$42,373,522	$2,130,801

Investments in securities, at market value	$9,289,155	$33,594,787	$1,802,660
Investments in affiliated mutual funds	526,000	1,000	275,000
Cash in bank on demand deposit	12,305	—	213
Accrued interest and dividends receivable	63,123	82,382	4,387
Receivable for investment securities sold	6,968	377,426	—
Other receivables	204	2,813	161
Receivable for Fund shares sold	—	37,000	—

Total assets	9,897,755	34,095,408	2,082,421

LIABILITIES
Disbursements in excess of cash balances	—	501,610	—
Payable for investment securities purchased	12,438	—	107,753
Payable for Fund shares redeemed	—	—	—
Other payables	5,800	1,240	146
Accrued investment management fees	8,298	28,425	1,808

Total liabilities	26,536	531,275	109,707

Net assets applicable to outstanding capital stock	$9,871,219	$33,564,133	$1,972,714

Net assets consist of:
Capital (par value and paid-in surplus)	$15,751,972	$44,464,959	$2,046,923
Undistributed (distributions in excess of) net investment income	1,639	19,988	2,096
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,399,125)	(2,143,079)	(23,175)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,483,267)	(8,777,735)	(53,130)

	$9,871,219	$33,564,133	$1,972,714

Outstanding shares:
Common Shares (Class I) *	801,328	2,958,462	133,212
Common Shares (Class S) *	—	673,956	75,870

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$9,871,219	$27,344,147	$1,256,879
Common Shares (Class S) *	—	6,219,986	715,835

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$12.32	$9.24	$9.44
Common Shares (Class S) *	—	$9.23	$9.44

* Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
ASSETS
Investments in securities, at identified cost	$288,349,029	$144,409,460	$22,479,747	$70,673,071	$10,383,727

Investments in securities, at market value	$216,720,914	$116,579,286	$21,012,967	$55,509,051	$9,336,398
Investments in affiliated mutual funds	16,760,000	1,667,000	425,000	2,061,000	585,000
Cash in bank on demand deposit	261	577	—	—	121
Accrued interest and dividends receivable	306,407	91,826	97,955	17,849	30,941
Receivable for investment securities sold	1,621,884	360,249	66,469	70,766	—
Other receivables	14,630	—	—	51,734	7,116
Receivable for Fund shares sold	1,870,966	—	—	176	12

Total assets	237,295,062	118,698,938	21,602,391	57,710,576	9,959,588

LIABILITIES
Disbursements in excess of cash balances	—	—	65,299	—	—
Payable for investment securities purchased	530,817	342,055	127,734	532,682	109,572
Payable for Fund shares redeemed	487,223	68,982	6,193	27,783	5,931
Other payables	2	151,555	28,220	—	—
Accrued investment management fees	190,673	119,375	30,550	67,569	16,014

Total liabilities	1,208,715	681,967	257,996	628,034	131,517

Net assets applicable to outstanding capital stock	$236,086,347	$118,016,971	$21,344,395	$57,082,542	$9,828,071

Net assets consist of:
Capital (par value and paid-in surplus)	$325,762,979	$157,475,734	$54,851,352	$104,198,510	$11,174,497
Undistributed (distributions in excess of) net investment income	134,622	(283,549)	(5,815)	(16,127)	8,974
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(34,943,140)	(13,012,040)	(32,459,822)	(33,996,820)	(893,375)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	(54,868,114)	(26,163,174)	(1,041,320)	(13,103,021)	(462,025)

	$236,086,347	$118,016,971	$21,344,395	$57,082,542	$9,828,071

Outstanding shares:
Common Shares (Class I) *	7,846,412	13,549,120	2,036,106	2,429,430	801,082
Common Shares (Class S) *	—	—	—	—	—

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$236,086,347	$118,016,971	$21,344,395	$57,082,542	$9,828,071
Common Shares (Class S) *	—	—	—	—	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$30.09	$8.71	$10.48	$23.50	$12.27
Common Shares (Class S) *	—	—	—	—	—

See accompanying notes to financial statements on page 56.

Sit Mutual Funds
Six Months Ended December 31, 2008

Statements of Operations (Unaudited)

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund (**)
Investment income:
Income:
Dividends *	$73,380	$717,758	$11,183
Interest	159,123	18,265	2,233
Total income	232,503	736,023	13,416

Expenses (note 3):
Investment management and advisory service fee	56,129	218,133	4,883
12b-1 Fee - Class S	—	10,621	433

Total expenses	56,129	228,754	5,316

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	56,129	228,754	5,316

Net investment income (loss)	176,374	507,269	8,100

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(339,700)	(2,078,306)	(23,175)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,667,767)	(10,462,320)	(53,130)
Realized gain (loss) on foreign currency transactions	—	—	(4)

Net gain (loss) on investments	(3,007,467)	(12,540,626)	(76,309)

Net increase (decrease) in net assets resulting from operations	($2,831,093)	($12,033,357)	($68,209)

* Dividends are net of foreign withholding tax of $5,956, $16,277, and $375 in the International Growth Fund, Developing Markets Growth Fund, and Global Dividend Growth Fund, respectively.

(**) Period from commencement of operations, September 30, 2008.

	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Investment income:
Income:
Dividends *	$2,169,501	$545,838	$238,541	$366,056	$155,521
Interest	248,443	94,173	6,249	171,662	4,850
Total income	2,417,944	640,011	244,790	537,718	160,371

Expenses (note 3):
Investment management and advisory service fee	1,305,846	1,003,870	259,348	553,845	149,766
12b-1 Fee - Class S	—	—	—	—	—

Total expenses	1,305,846	1,003,870	259,348	553,845	149,766

Less fees and expenses absorbed by investment adviser	—	(80,310)	(49,066)	—	—

Total net expenses	1,305,846	923,560	210,282	553,845	149,766

Net investment income (loss)	1,112,098	(283,549)	34,508	(16,127)	10,605

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(21,307,591)	(7,416,256)	(2,994,775)	(5,028,073)	(893,373)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(74,855,891)	(76,593,570)	(12,030,168)	(29,185,277)	(10,070,837)
Realized gain (loss) on foreign currency transactions	—	—	1,215	—	(1,038)

Net gain (loss) on investments	(96,163,482)	(84,009,826)	(15,023,728)	(34,213,350)	(10,965,248)

Net increase (decrease) in net assets resulting from operations	($95,051,384)	($84,293,375)	($14,989,220)	($34,229,477)	($10,954,643)

See accompanying notes to financial statements on page 56.

Sit Mutual Funds

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund
	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$176,374	$288,558	$507,269	$779,691
Net realized gain (loss) on investments	(339,700)	455,191	(2,078,306)	2,153,005
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,667,767)	(988,060)	(10,462,320)	(4,651,033)
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(2,831,093)	(244,311)	(12,033,357)	(1,718,337)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(272,000)	(249,989)	(619,219)	(606,444)
Common shares (Class S)	—	—	(133,781)	(74,556)
Net realized gains on investments
Common shares (Class I)	—	—	(1,171,782)	(1,924,515)
Common shares (Class S)	—	—	(242,236)	(191,378)
Total distributions	(272,000)	(249,989)	(2,167,018)	(2,796,893)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	372,939	1,745,748	1,524,591	8,740,816
Common shares (Class S)	—	—	3,670,325	13,936,094
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	270,644	248,615	1,742,980	2,462,870
Common shares (Class S)	—	—	374,810	265,215
Payments for shares redeemed
Common shares (Class I)	(608,676)	(1,089,997)	(5,147,466)	(3,780,160)
Common shares (Class S)	—	—	(9,940,288)	(2,066,712)
Increase (decrease) in net assets from capital share transactions	34,907	904,366	(7,775,048)	19,558,123
Total increase (decrease) in net assets	(3,068,186)	410,066	(21,975,423)	15,042,893
Net assets
Beginning of period	12,939,405	12,529,339	55,539,556	40,496,663
End of period *	$9,871,219	$12,939,405	$33,564,133	55,539,556
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	28,609	102,081	149,061	623,487
Common shares (Class S)	—	—	317,733	1,030,568
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	20,135	14,590	186,903	177,524
Common shares (Class S)	—	—	39,643	19,253
Redeemed
Common shares (Class I)	(40,487)	(63,511)	(522,947)	(269,004)
Common shares (Class S)	—	—	(776,520)	(152,868)
Net increase (decrease)	8,257	53,160	(606,127)	1,428,960
* includes undistributed net investment income	$1,639	$97,265	$19,988	$265,719

	Global Dividend Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	Three Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$8,100	—	$1,112,098	$965,954	($283,549)	($912,063)
Net realized gain (loss) on investments	(23,175)	—	(21,307,591)	1,347,416	(7,416,256)	12,282,658
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,130)	—	(74,855,891)	(7,165,526)	(76,593,570)	(14,977,322)
Net realized gain (loss) on foreign currency transactions	(4)	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(68,209)	—	(95,051,384)	(4,852,156)	(84,293,375)	(3,606,727)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(3,881)	—	(1,550,000)	(640,031)	—	—
Common shares (Class S)	(2,119)	—	—	—	—	—
Net realized gains on investments		—
Common shares (Class I)	—	—	—	—	(1,273,462)	(7,135,630)
Common shares (Class S)	—	—	—	—	—	—
Total distributions	(6,000)	—	(1,550,000)	(640,031)	(1,273,462)	(7,135,630)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	1,284,626	—	120,977,455	208,273,800	2,951,826	22,370,170
Common shares (Class S)	761,162	—	—	—	—	—
Fund merger (note 4)	—	—	—	—	—	14,051,322
Reinvested distributions
Common shares (Class I)	3,881	—	1,534,522	631,433	1,236,478	6,945,803
Common shares (Class S)	2,119	—	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	—	—	(77,519,705)	(41,459,014)	(11,484,081)	(27,001,040)
Common shares (Class S)	(4,865)	—	—	—	—	—
Increase (decrease) in net assets from capital share transactions	2,046,923	—	44,992,272	167,446,219	(7,295,777)	16,366,255
Total increase (decrease) in net assets	1,972,714	—	(51,609,112)	161,954,032	(92,862,614)	5,623,898
Net assets
Beginning of period	—	—	287,695,459	125,741,427	210,879,585	205,255,687
End of period *	$1,972,714	—	$236,086,347	$287,695,459	$118,016,971	$210,879,585
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	132,789	—	3,490,603	4,684,727	279,157	1,632,769
Common shares (Class S)	76,160	—	—	—	—	—
Fund merger (note 4)	—	—	—	—	—	809,357
Reinvested distributions
Common shares (Class I)	423	—	51,719	14,028	144,280	441,003
Common shares (Class S)	231	—	—	—	—	—
Redeemed
Common shares (Class I)	—	—	(2,322,674)	(930,264)	(1,089,896)	(1,734,089)
Common shares (Class S)	(521)	—	—	—	—	—
Net increase (decrease)	209,082	—	1,219,648	3,768,491	(666,459)	1,149,040
* includes undistributed net investment income	$2,096	—	$134,622	$572,524	$—	$—

See accompanying notes to financial statements on page 56.

Sit Mutual Funds
Statements of Changes in Net Assets (Continued)

	International Growth Fund		Small Cap Growth Fund		Developing Markets Growth Fund
	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (Unuadited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$34,508	$307,461	($16,127)	($957,147)	$10,605	($64,711)
Net realized gain (loss) on investments	(2,994,775)	1,973,380	(5,028,073)	8,104,312	(893,373)	602,948
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,030,168)	(3,774,119)	(29,185,277)	(14,446,734)	(10,070,837)	(138,363)
Net realized gain (loss) on foreign currency transactions	1,215	1,001	—	—	(1,038)	(106)
Net increase (decrease) in net assets resulting from operations	(14,989,220)	(1,492,277)	(34,229,477)	(7,299,569)	(10,954,643)	399,768
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(350,000)	(408,875)	—	—	—	(35,294)
Common shares (Class S)	—	—	—	—	—	—
Net realized gains on investments
Common shares (Class I)	—	—	—	—	(602,948)	(241,893)
Common shares (Class S)	—	—	—	—	—	—
Total distributions	(350,000)	(408,875)	—	—	(602,948)	(277,187)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	750,078	3,309,438	3,584,173	11,785,566	1,835,653	12,009,397
Common shares (Class S)	—	—	—	—	—	—
Fund merger (note 4)	—	—	—	—	—	—
Reinvested distributions
Common shares (Class I)	345,271	400,670		__	591,613	269,654
Common shares (Class S)	—	—	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	(2,125,836)	(3,606,064)	(5,798,817)	(16,759,064)	(4,236,679)	(7,637,020)
Common shares (Class S)	—	—	—	—	—	—
Increase (decrease) in net assets from capital share transactions	(1,030,487)	104,044	(2,214,644)	(4,973,498)	(1,809,413)	4,642,031
Total increase (decrease) in net assets	(16,369,707)	(1,797,108)	(36,444,121)	(12,273,067)	(13,367,004)	4,764,612
Net assets
Beginning of period	37,714,102	39,511,210	93,526,663	105,799,730	23,195,075	18,430,463
End of period *	$21,344,395	$37,714,102	$57,082,542	$93,526,663	$9,828,071	$23,195,075
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	61,468	174,630	134,425	292,167	109,229	430,789
Common shares (Class S)	—	—	—	—	—	—
Fund merger (note 4)	—	—	__	__	__	__
Reinvested distributions
Common shares (Class I)	34,118	21,392		—	48,098	9,562
Common shares (Class S)	—	—	—	—	—	—
Redeemed
Common shares (Class I)	(178,083)	(190,170)	(202,944)	(429,997)	(249,519)	(286,042)
Common shares (Class S)	—	—	—	—	—	—
Net increase (decrease)	(82,497)	5,852	(68,519)	(137,830)	(92,192)	154,309
* includes undistributed net investment income	$—	$307,461	$—	$—	$8,974	$—

See accompanying notes to financial statements on page 56.

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Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit Global Dividend Growth, Sit International Growth, and Sit Balanced, are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.

Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Global Dividend Growth

Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index & 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

International Growth	Maximize long-term growth.

Small Cap Growth	Maximize long-term capital appreciation.

Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees
The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the period ended December 31, 2008.

Fair Value Measurement

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments. The hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments.
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Sit Mutual Funds

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value on December 31, 2008:

	Investment in Securities at Value
	Level 1	Level 2	Level 3
Fund	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs	Total
Balanced	$6,193,785	$3,621,370	—	$9,815,155
Dividend Growth	33,501,568	94,219	—	33,595,787
Global Dividend Growth	1,974,957	102,703	—	2,077,660
Large Cap Growth	220,182,278	13,298,636	—	233,480,914
Mid Cap Growth	118,246,286	—	—	118,246,286
International Growth	5,615,130	15,822,837	—	21,437,967
Small Cap Growth	57,570,051	—	—	57,570,051
Developing Markets Growth	5,984,597	3,936,801	—	9,921,398

For the period ended December 31, 2008, the Funds held no assets in which significant unobservable inputs (Level 3) were used in determining fair value. Derivative instruments such as futures, forwards, and swap contracts are not reflected in the Schedules of Investments. These instruments are valued at the unrealized appreciation/depreciation on the investment. At December 31, 2008, the Funds had no financial instruments subject to this disclosure.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, Developing Markets Growth and International Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2005, 2006, and 2007 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007 were as follows:

Year Ended June 30, 2008:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Balanced	$249,989	—	—	$249,989
Dividend Growth (Class I)	946,131	$1,584,828	—	2,530,959
Dividend Growth (Class S)	108,336	157,598	—	265,934
Large Cap Growth	640,031	—	—	640,031
Mid Cap Growth	—	7,032,835	$102,795	7,135,630
International Growth	408,875	—	—	408,875
Small Cap Growth	—	—	—	—
Developing Markets Growth	35,294	241,893	—	277,187

Sit Mutual Funds

Notes to Financial Statements (continued)

Year Ended June 30, 2007:

Fund	Ordinary Income	Long-Term Capital Gain	Total
Balanced	$256,000	—	$256,000
Dividend Growth (Class I)	561,812	$356,486	918,298
Dividend Growth (Class S)	28,632	33,155	61,787
Large Cap Growth	730,000	—	730,000
Mid Cap Growth	—	—	—
International Growth	326,000	—	326,000
Small Cap Growth	—	—	—
Developing Markets Growth	35,500	—	35,000

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$97,265	($4,051,650)	$1,176,726
Dividend Growth	265,719	1,414,018	1,619,813
Large Cap Growth	572,524	(13,597,546)	19,949,775
Mid Cap Growth	—	(4,238,702)	50,346,776
International Growth	308,462	(29,462,210)	10,986,012
Small Cap Growth	—	(28,968,747)	16,082,256
Developing Markets Growth	—	602,948	9,608,219

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Mid Cap Growth	$912,063	($6,751,535)	$5,839,472
International Growth	1,001	(1,001)	—
Small Cap Growth	957,147	—	(957,147)
Developing Markets Growth	64,258	106	(64,364)

As of June 30, 2008, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

Fund	Loss Carryover	Expiration Years
Balanced	$4,051,650	2011-2013
Large Cap Growth	13,597,546	2011-2012
Mid Cap Growth	4,238,702	2009-2012
International Growth	29,462,210	2010-2013
Small Cap Growth	28,968,747	2011-2012

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Sit Mutual Funds

Notes to Financial Statements (continued)

(2)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2008, were as follow:

Fund	Purchases ($)	Proceeds ($)
Balanced	$1,364,730	$1,629,849
Dividend Growth	11,976,353	20,592,465
Global Dividend Growth	1,907,512	28,535
Large Cap Growth	68,209,095	34,025,805
Mid Cap Growth	14,940,456	20,930,190
International Growth	3,296,967	3,783,110
Small Cap Growth	8,522,014	10,969,308
Developing Markets Growth	594,420	3,178,677

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Fund	Management Fee	Net of Advisor’s Voluntary Fee Waiver
Balanced	1.00%	1.00%
Dividend Growth	1.00%	1.00%
Global Dividend Growth	1.25%	1.25%
Large Cap Growth	1.00%	1.00%
Mid Cap Growth	1.25%	1.15%
International Growth	1.85%	1.50%
Small Cap Growth	1.50%	1.50%
Developing Markets Growth	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the periods through December 31, 2009, the Adviser has agreed to limit the management fee of the Mid Cap Growth

Fund and International Growth Fund to 1.15% and 1.50% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to SIA under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of December 31, 2008:

Fund	Shares
Balanced	526,000
Dividend Growth	1,000
Global Dividend Growth	275,000
Large Cap Growth	16,760,000
Mid Cap Growth	1,667,000
International Growth	425,000
Small Cap Growth	2,061,000
Developing Markets Growth	585,000

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2008:

Fund	Shares	% Shares Outstanding
Balanced	217,909	27.2
Dividend Growth	816,299	22.5
Global Dividend Growth	171,772	82.2
Large Cap Growth	424,354	5.4
Mid Cap Growth	3,175,662	23.4
International Growth	725,349	35.6
Small Cap Growth	801,076	33.0
Developing Markets Growth	189,825	23.7

(4)	Fund Merger

Pursuant to a plan approved by the shareholders of the Sit Science and Technology Growth Fund (“Science and Technology Fund”), the Mid Cap Growth Fund (“Mid Cap Fund”) acquired all of the assets of the Science and Technology Fund in exchange for shares of common stock of the Mid Cap Fund effective October 26, 2007. The aggregate net assets of the Mid Cap Fund immediately before the acquisition were $232,066,744 and the combined net assets immediately after the acquisition were $246,118,066. In exchange for 1,052,387 shares and $14,051,322 of net assets in the Science and Technology Fund, the Mid Cap Fund issued 809,357 shares. The net assets of the Science and Technology Fund consisted of: Capital stock of $29,319,743, Accumulated net realized loss of ($19,500,352), and Unrealized appreciation of $4,231,931. As a result of the merger, the Mid Cap Fund acquired capital loss carryovers, which are limited to $6,807,218 by the Internal Revenue Code Section 382, and unrealized capital gains.

Sit Balanced Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

			Years Ended June 30,
			2008	2007	2006	2005
Net Asset Value:
Beginning of period	$16.32		$16.93	$15.14	$14.53	$13.80
Operations:
Net investment income (1)	.22		.38	.34	.28	.26
Net realized and unrealized gains (losses) on investments	(4.00)		(.66)	1.78	.59	.73
Total from operations	(3.78)		(.28)	2.12	.87	.99
Distributions to Shareholders:
From net investment income	(.22)		(.33)	(.33)	(.26)	(.26)
From net realized gains	—		—	—	—	—
Total distributions	(.22)		(.33)	(.33)	(.26)	(.26)
Net Asset Value:
End of period	$12.32		$16.32	$16.93	$15.14	$14.53
Total investment return (2)	(22.54)%		(1.72)%	14.24%	6.03%	7.28%
Net assets at end of period (000's omitted)	$9,871		$12,939	$12,529	$11,617	$12,251

Ratios:
Expenses to average daily net assets (3)	1.00	% (4)	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	3.15	% (4)	2.22%	2.13%	1.84%	1.84%
Portfolio turnover rate (excluding short-term securities)	12.43%		54.96%	41.63%	50.00%	36.32%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	Percentages are adjusted to an annual rate.

Sit Dividend Growth Fund Class I

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

			Years Ended June 30,
			2008		2007		2006		2005
Net Asset Value:
Beginning of period	$13.11		$14.42		$12.26		$11.18		$10.14
Operations:
Net investment income (loss) (1)	.13		.23		.24		.25		.21
Net realized and unrealized gains (losses) on investments	(3.47)		(.63)		2.35		1.20		1.01
Total from operations	(3.34)		(.40)		2.59		1.45		1.22
Distributions to Shareholders:
From net investment income	(.14)		(.22)		(.23)		(.23)		(.18)
From net realized gains	(.39)		(.69)		(.20)		(.14)		—
Total distributions	(.53)		(.91)		(.43)		(.37)		(.18)
Net Asset Value:
End of period	$9.24		$13.11		$14.42		$12.26		$11.18
Total investment return (2)	(24.99%)		(3.06%)		21.48%		13.20%		12.12%
Net assets at end of period (000's omitted)	$27,344		$41,239		$37,674		$24,137		$14,196

Ratios:
Expenses to average daily net assets (3)	1.00	% (5)	1.00%		1.00%		1.00%		1.00%
Net investment income (loss) to average daily net assets	2.37	% (5)	1.68%		1.81%		2.09%		1.94%
Portfolio turnover rate (excluding short-term securities)	26.60	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)	54.89%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

(5)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 56.

Sit Dividend Growth Fund Class S
Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)		Year Ended June 30, 2008		Year Ended June 30, 2007		Three months Ended June 30, 2006
Net Asset Value:
Beginning of period	$13.08		$14.39		$12.26		$12.28
Operations:
Net investment income (loss) (1)	.12		.20		.21		.05
Net realized and unrealized gains (losses) on investments	(3.46)		(.63)		2.33		(.02)
Total from operations	(3.34)		(.43)		2.54		.03
Distributions to Shareholders:
From net investment income	(.12)		(.19)		(.21)		(.05)
From net realized gains	(.39)		(.69)		(.20)		—
Total distributions	(.51)		(.88)		(.41)		(.05)
Net Asset Value:
End of period	$9.23		$13.08		$14.39		$12.26
Total investment return (2)	(25.08%)		(3.27%)		21.02%		0.27%
Net assets at end of period (000’s omitted)	$6,220		$14,300		$2,823		$48

Ratios:
Expenses to average daily net assets (3)	1.25	% (5)	1.25%		1.25%		1.25	% (5)
Net investment income (loss) to average daily net assets	2.12	% (5)	1.43%		1.56%		1.84	% (5)

Portfolio turnover rate (excluding short-term securities)	26.60	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Global Dividend Growth Fund Class I

Financial Highlights

	Three months Ended December 31, 2008 (Unaudited)
Net Asset Value:
Beginning of period	$10.00
Operations:
Net investment income (loss) (1)	.02
Net realized and unrealized gains (losses) on investments	(.55)
Total from operations	(.53)
Distributions to Shareholders:
From net investment income	(.03)
From net realized gains	—
Total distributions	(.03)
Net Asset Value:
End of period	$9.44
Total investment return (2)	(5.25%)
Net assets at end of period (000’s omitted)	$1,257

Ratios:
Expenses to average daily net assets (3)	1.25	% (5)
Net investment income (loss) to average daily net assets	2.18	% (5)

Portfolio turnover rate (excluding short-term securities)	2.04	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 56.

Sit Global Dividend Growth Fund Class S
Financial Highlights

	Three months Ended December 31, 2008 (Unaudited)
Net Asset Value:
Beginning of period	$10.00
Operations:
Net investment income (loss) (1)	.01
Net realized and unrealized gains (losses) on investments	(.54)
Total from operations	(.53)
Distributions to Shareholders:
From net investment income	(.03)
From net realized gains	—
Total distributions	(.03)
Net Asset Value:
End of period	$9.44
Total investment return (2)	(5.31%)
Net assets at end of period (000’s omitted)	$716

Ratios:
Expenses to average daily net assets (3)	1.50	% (5)
Net investment income (loss) to average daily net assets	1.93	% (5)

Portfolio turnover rate (excluding short-term securities)	2.04	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Large Cap Growth Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

			Years Ended June 30,
			2008	2007	2006	2005
Net Asset Value:
Beginning of period	$43.41		$43.99	$37.60	$34.27	$31.96
Operations:
Net investment income (loss) (1)	.15		.20	.24	.17	.16
Net realized and unrealized gains (losses) on investments	(13.25)		(.65)	6.43	3.23	2.27
Total from operations	(13.10)		(.45)	6.67	3.40	2.43
Distributions to Shareholders:
From net investment income	(.22)		(.13)	(.28)	(.07)	(.12)
From net realized gains	—		—	—	—	—
Total distributions	(.22)		(.13)	(.28)	(.07)	(.12)
Net Asset Value:
End of period	$30.09		$43.41	$43.99	$37.60	$34.27
Total investment return (2)	(30.18%)		(1.03%)	17.79%	9.91%	7.62%
Net assets at end of period (000’s omitted)	$236,086		$287,695	$125,741	$101,873	$69,660

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.85	% (3)	0.46%	0.59%	0.46%	0.49%

Portfolio turnover rate (excluding short-term securities)	13.81%		21.97%	27.80%	23.71%	23.22%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages are adjusted to an annual rate.

Sit Mid Cap Growth Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

		Years Ended June 30,
		2008	2007	2006	2005
Net Asset Value:
Beginning of period	$14.83	$15.71	$13.01	$11.28	$10.23
Operations:
Net investment income (loss) (1)	(.02)	(.07)	(.04)	—	(.07)
Net realized and unrealized gains (losses) on investments	(6.01)	(.31)	2.74	1.73	1.12
Total from operations	(6.03)	(.38)	2.70	1.73	1.05
Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	(.09)	(.50)	—	—	—
Total distributions	(.09)	(.50)	—	—	—
Net Asset Value:
End of period	$8.71	$14.83	$15.71	$13.01	$11.28
Total investment return (2)	(40.62%)	(2.63%)	20.75%	15.34%	10.26%
Net assets at end of period (000’s omitted)	$118,017	$210,880	$205,256	$191,541	$199,449

Ratios (3):
Expenses (without waiver)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) (without waiver)	(0.45%)	(0.52%)	(0.41%)	(0.13%)	(0.76%)
Net investment income (loss) (with waiver)	(0.35%)	(0.42%)	(0.31%)	(0.03%)	(0.66%)

Portfolio turnover rate (excluding short-term securities)	9.24%	34.61%	40.08%	32.48%	39.74%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages for the period ended December 31, 2008 are adjusted to an annual rate.
The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.25% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

Sit International Growth Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

		Years Ended June 30,
		2008	2007	2006	2005
Net Asset Value:
Beginning of period	$17.80	$18.70	$15.48	$12.31	$11.24
Operations:
Net investment income (loss) (1)	.02	.15	.20	.14	.07
Net realized and unrealized gains (losses) on investments	(7.16)	(.85)	3.17	3.10	1.03
Total from operations	(7.14)	(.70)	3.37	3.24	1.10
Distributions to Shareholders:
From net investment income	(.18)	(.20)	(.15)	(.07)	(.03)
From net realized gains	—	—	—	—	—
Total distributions	(.18)	(.20)	(.15)	(.07)	(.03)
Net Asset Value:
End of period	$10.48	$17.80	$18.70	$15.48	$12.31
Total investment return (2)	(40.11%)	(3.82%)	21.87%	26.37%	9.80%
Net assets at end of period (000’s omitted)	$21,344	$37,714	$39,511	$34,700	$29,152

Ratios (3):
Expenses (without waiver) (4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	(0.10%)	0.43%	0.84%	0.60%	0.21%
Net investment income (loss) (with waiver)	0.25%	0.78%	1.19%	0.95%	0.56%

Portfolio turnover rate (excluding short-term securities)	11.72%	16.83%	17.25%	20.21%	28.27%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages for the period ended December 31, 2008 are adjusted to an annual rate.
The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.85% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 56.

Sit Small Cap Growth Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

			Years Ended June 30,
			2008	2007	2006	2005
Net Asset Value:
Beginning of period	$37.44		$40.14	$33.46	$27.74	$25.29
Operations:
Net investment income (loss) (1)	(.01)		(.37)	(.27)	(.23)	(.27)
Net realized and unrealized gains (losses) on investments	(13.93)		(2.33)	6.95	5.95	2.72
Total from operations	(13.94)		(2.70)	6.68	5.72	2.45
Distributions to Shareholders:
From net investment income	—		—	—	—	—
From net realized gains	—		—	—	—	—
Total distributions	—		—	—	—	—
Net Asset Value:
End of period	$23.50		$37.44	$40.14	$33.46	$27.74
Total investment return (2)	(37.23%)		(6.73%)	19.96%	20.62%	9.69%
Net assets at end of period (000’s omitted)	$57,083		$93,527	$105,800	$106,977	$180,545

Ratios:
Expenses to average daily net assets	1.50	% (3)	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.04	%) (3)	(0.93%)	(0.79%)	(0.67%)	(1.08%)

Portfolio turnover rate (excluding short-term securities)	15.88%		37.20%	38.79%	54.73%	33.75%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages are adjusted to an annual rate.

Sit Developing Markets Growth Fund

Financial Highlights

	Six months Ended December 31, 2008 (Unaudited)

			Years Ended June 30,
			2008	2007	2006	2005
Net Asset Value:
Beginning of period	$25.97		$24.94	$17.38	$12.97	$9.89
Operations:
Net investment income (loss) (1)	.01		(.07)	.05	.04	.06
Net realized and unrealized gains (losses) on investments	(12.89)		1.41	7.56	4.43	3.04
Total from operations	(12.88)		1.34	7.61	4.47	3.10
Distributions to Shareholders:
From net investment income	—		(.04)	(.05)	(.06)	(.02)
From net realized gains	(.82)		(.27)	—	—	—
Total distributions	(.82)		(.31)	(.05)	(.06)	(.02)
Net Asset Value:
End of period	$12.27		$25.97	$24.94	$17.38	$12.97
Total investment return (2)	(49.59%)		5.26%	43.82%	34.47%	31.32%
Net assets at end of period (000’s omitted)	$9,828		$23,195	$18,430	$13,057	$10,575

Ratios:
Expenses to average daily net assets (3)	2.00	%(4)	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.14	%(4)	(0.27%)	0.25%	0.24%	0.55%

Portfolio turnover rate (excluding short-term securities)	3.91%		9.40%	16.25%	27.38%	29.54%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 56.

Expense Example (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008 (except as noted for Global Dividend Growth Fund).

Actual Expenses
          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 744.60	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 750.10	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Dividend Growth Fund Class S	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 749.20	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.33
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Global Dividend Growth Fund Class I	Beginning Account Value (10/1/08)	Ending Account Value (10/1/08)	Expenses Paid During Period* (10/1/08 - 12/31/08)
Actual	$1,000.00	$ 947.50	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,009.38	$3.13
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the one-quarter year period.)

Global Dividend Growth Fund Class S	Beginning Account Value (10/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (10/1/08 - 12/31/08)
Actual	$1,000.00	$ 946.90	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,008.75	$3.76
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the one-quarter year period.)

Large Cap Growth Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 698.20	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 593.80	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.82
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Expense Example (Continued)

International Growth Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 598.90	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 627.70	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Developing Markets Growth Fund	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (7/1/08 - 12/31/08)
Actual	$1,000.00	$ 504.10	$ 7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.10
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

This page has been left blank intentionally.

Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 20, 2008 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc., dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996, and Sit Mutual Funds Inc., dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifiies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in recent years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective have actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6.6 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Additional Information (Continued)

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund and International Growth Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA, except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Results of Shareholder Meeting Proxy Vote

The annual meeting of the shareholders of the Funds was held on October 20, 2008. Directors elected by the share- holders at the meeting were as follows: Roger J. Sit, Melvin C. Bahle, John P. Fagan, William E. Frenzel, Sidney L. Jones, Bruce C. Lueck and Donald W. Phillips. The matters voted on by the shareholders of record as of August 15, 2008 and results of the shareholders’ vote at the October 20, 2008 meeting were as follows:

Proposal One: Election of Directors

			Sit	Bahle	Fagan

Small Cap Growth		For	1,581,102.13	1,580,653.46	1,580,480.97
Total Shares Outstanding	2,485,561.00	Against	10,272.20	107,250.87	10,893.36
Total Shares Voted	1,591,374.33	Abstain	0.00	0.00	0.00
Percent of Shares Voted	64.02%	% For	99.35%	99.33%	99.32%

Mid Cap Growth		For	7,934,693.54	7,956,782.59	7,959,627.46
Total Shares Outstanding	14,072,978.00	Against	91,456.37	69,367.32	66,522.45
Total Shares Voted	8,026,149.91	Abstain	0.00	0.00	0.00
Percent of Shares Voted	57.03%	% For	98.86%	99.14%	99.17%

Large Cap Growth		For	6,178,402.35	6,178,921.19	6,179,524.17
Total Shares Outstanding	7,244,071.00	Against	252,509.32	251,990.48	251,387.50
Total Shares Voted	6,430,911.67	Abstain	0.00	0.00	0.00
Percent of Shares Voted	88.77%	% For	96.07%	96.08%	96.09%

International Growth		For	1,187,601.42	1,186,707.35	1,187,601.42
Total Shares Outstanding	2,099,716.00	Against	3,293.11	4,187.18	3,293.11
Total Shares Voted	1,190,894.53	Abstain	0.00	0.00	0.00
Percent of Shares Voted	56.72%	% For	99.72%	99.65%	99.72%

Developing Markets		For	604,494.46	603,135.25	604,319.58
Total Shares Outstanding	874,545.00	Against	7,749.19	9,108.40	7,924.07
Total Shares Voted	612,243.65	Abstain	0.00	0.00	0.00
Percent of Shares Voted	70.01%	% For	98.73%	98.51%	98.71%

Balanced		For	514,256.86	515,093.15	515,462.90
Total Shares Outstanding	783,308.00	Against	1,517.85	681.56	311.81
Total Shares Voted	515,774.71	Abstain	0.00	0.00	0.00
Percent of Shares Voted	65.85%	% For	99.71%	99.87%	99.94%

Dividend Fund		For	2,028,818.69	2,025,064.03	2,026,528.69
Total Shares Outstanding	3,742,349.00	Against	6,647.25	10,401.91	8,937.25
Total Shares Voted	2,035,465.94	Abstain	0.00	0.00	0.00
Percent of Shares Voted	54.39%	% For	99.67%	99.49%	99.56%

	Frenzel	Jones	Lueck	Phillips	Proposal Two: Ratify KPMG LLP as the Funds’ Auditors

Small Cap Growth	1,578,512.66	1,569,748.14	1,582,474.65	1,583,242.93	1,559,789.96
Total Shares Outstanding	12,861.67	21,626.19	8,899.68	8,131.40	22,148.39
Total Shares Voted	0.00	0.00	0.00	0.00	9,435.98
Percent of Shares Voted	99.19%	98.64%	99.44%	99.49%	98.02%

Mid Cap Growth	7,913,154.80	7,956,035.58	7,962,360.39	7,963,908.47	7,915,947.03
Total Shares Outstanding	112,995.11	70,114.33	63,789.52	62,241.44	32,379.47
Total Shares Voted	0.00	0.00	0.00	0.00	77,823.41
Percent of Shares Voted	98.59%	99.13%	99.21%	99.22%	98.63%

Large Cap Growth	6,170,690.48	6,176,637.08	6,179,576.23	6,181,856.13	6,237,205.06
Total Shares Outstanding	260,221.19	254,274.59	251,335.44	249,055.54	93,353.99
Total Shares Voted	0.00	0.00	0.00	0.00	100,352.62
Percent of Shares Voted	95.95%	96.05%	96.09%	96.13%	96.99%

International Growth	1,185,777.02	1,187,601.42	1,187,601.42	1,185,074.75	1,188,600.99
Total Shares Outstanding	5,117.51	3,293.11	3,293.11	5,819.78	1,847.95
Total Shares Voted	0.00	0.00	0.00	0.00	445.59
Percent of Shares Voted	99.57%	99.72%	99.72%	99.51%	99.81%

Developing Markets	604,319.58	603,769.60	604,319.58	603,860.11	604,140.92
Total Shares Outstanding	7,924.07	8,474.05	7,924.07	8,383.54	3,305.83
Total Shares Voted	0.00	0.00	0.00	0.00	4,796.90
Percent of Shares Voted	98.71%	98.62%	98.71%	98.63%	98.68%

Balanced	515,093.15	515,462.90	515,462.90	515,462.90	509,377.75
Total Shares Outstanding	681.56	311.81	311.81	311.81	5,041.73
Total Shares Voted	0.00	0.00	0.00	0.00	1,355.23
Percent of Shares Voted	99.87%	99.94%	99.94%	99.94%	98.76%

Dividend Fund	2,026,528.69	1,996,310.04	2,027,467.69	2,026,986.03	2,027,705.32
Total Shares Outstanding	8,937.25	39,155.90	7,998.25	8,479.91	6,222.12
Total Shares Voted	0.00	0.00	0.00	0.00	1,538.50
Percent of Shares Voted	99.56%	98.08%	99.61%	99.58%	99.62%

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.6 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans.

S E M I - A N N U A L  R E P O R T  S T O C K  F U N D S
Six Months Ended December 31, 2008

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PNC Global Investment Servicing
P.O. Box 9763
Providence, RI 02940

AUDITORS KPMG LLP 90 South Seventh Street, Suite 4200 Minneapolis, MN 55402 LEGAL COUNSEL Dorsey & Whitney LLP 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402

           www.sitfunds.com

Item 2:  Code of Ethics.  Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert.  Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.  Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2009

Item 2:  Code of Ethics.  Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.  Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)  Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2009

Item 2:  Code of Ethics.  Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert.  Not applicable to Semi-Annual Report.

Item 4:  Principal Accountant Fees and Services.  Not applicable to Semi-Annual Report.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2009